Exhibit 10.1

DEMANDWARE, INC.

Incentive Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20    (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the

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Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful

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misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

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DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered by the Recipient to the Company.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:         . Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings,

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grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) by transferring to the Company, on each date on which Restricted Shares vest under this Agreement, such

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number of Restricted Shares that vest on such date as have a fair market value (calculated using the last reported sale price of the common stock of the Company on the New York Stock Exchange on the trading date immediately prior to such vesting date) equal to the amount of the Company’s tax withholding obligation in connection with the vesting of such Restricted Shares. [Alternative 1: To effect such delivery of Restricted Shares, the Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing such Restricted Shares and transfer ownership of such Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company.] [Alternative 2—If the tender of shares is optional: To effect such delivery of Restricted Shares, the Recipient shall deliver a written notice to the Company stating that a specified number of Restricted Shares registered to the Recipient in book entry form are thereby transferred to the Company. Alternative 2—If the tender of shares is mandatory: Such delivery of Restricted Shares to the Company shall be deemed to happen automatically, without any action required on the part of the Recipient, and the Company is hereby authorized to take such actions as are necessary to effect such delivery.]]

9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for German Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , a German resident employee, consultant or director of a subsidiary to the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”) notably Section 5 thereof, a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Participant’s Employing Entity Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, his or her employing entity or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Participant’s Employing Entity. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and his or her employing entity, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and his or her employing entity has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with his or her employing entity is terminated by his or her employing entity for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an

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employment, consulting or severance agreement with his or her employing entity that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to his or her employing entity (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and his or her employing entity), as determined by his or her employing entity, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if his or her employing entity determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company or his or her employing entity, or makes provision satisfactory to the Company or his or her employing entity for payment of, any federal or state taxes or pays to the employing entity, or makes provision satisfactory to the employing entity for payment of German salary income tax and social security and pension contributions of any kind required or allowed by law to be withheld in respect of this option. The employing entity may request an advance cash payment to satisfy German salary tax and social security and pension withholding requirements. The Participant is required to immediately inform his or her employing entity of the fact and date of any exercise of this option and, notwithstanding this requirement, the Participant consents to the Company informing his or her employing entity of the same.

(b) Indemnity. The Participant hereby indemnifies the Company, his or her employing entity and each parent or subsidiary of the Company against all and any Tax Liabilities (including, to the maximum extent permitted by law, employer social security and pension contributions) which arise or may arise in connection with this option and the Common Stock issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

(c) The Participant has reviewed with his own tax advisors the tax consequences of the grant, vesting and exercise of this option and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representatives of the Company, his or her employing entity of any agent thereof.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution applicable to the Participant, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	No Right to Employment etc.

(a) The grant of options under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

(b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Participant’s employing entity or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service.

(c) The rights and obligations of the Participant under the terms of his office or employment with his or her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

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8.	Data Privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his personal data as described in this Agreement by and among, as applicable, his or her employing entity or contracting party and the Company for the exclusive purpose of implementing, administering and managing his participation in the Plan.

The Participant understands that the Company holds certain personal information about him, including, but not limited to, his name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his participation in the Plan. The Participant understands that he may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his local human resources representative. The Participant understands, however, that refusing or withdrawing his consent may affect his ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he may contact his local human resources representative.

9.	Governing Law.

This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

3

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for UK Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20     (the “Grant Date”) to                     , a UK resident employee, consultant or director of a subsidiary to the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     . For purposes of this Agreement, “Vesting Commencement Date” shall mean             , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Participant’s Employing Entity Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, his or her employing entity or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Participant’s Employing Entity. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and his or her employing entity, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and his or her employing entity has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with his or her employing entity is terminated by his or her employing entity for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with his or her employing entity that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to his or her employing entity (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and his or her employing entity), as determined by his or her employing entity, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if his or her employing entity determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company or his or her employing entity, or makes provision satisfactory to the Company or his or her employing entity for payment of, any federal or state taxes, UK income tax and national insurance contributions of any kind required or allowed by law to be withheld in respect of this option or which the Participant has provided an indemnity or has agreed or elected to bear including without limitation any employer and employee national insurance contributions (together “Tax Liabilities”).

(b) Indemnity. The Participant hereby indemnifies the Company, his or her employing entity and each parent or subsidiary of the Company against all and any Tax Liabilities (including, to the maximum extent permitted by law, employer national insurance contributions) which arise or may arise in connection with this option and the Common Stock issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

(c) Employer NIC Joint Election. Unless the Company permits otherwise, this option may not be exercised unless and until the Company has received from the Participant a duly completed joint election with the Company, his or her employing entity or other company (in the form and manner prescribed by the Company from time to time) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any employer national insurance contributions which may arise in connection with this option and the Common Stock which is or may be acquired on the exercise of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution applicable to the Participant, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	No Right to Employment etc.

(a) The grant of options under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

(b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Participant’s employing entity or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service.

(c) The rights and obligations of the Participant under the terms of his office or employment with his or her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving

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rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

8.	Data Privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his personal data as described in this Agreement by and among, as applicable, his or her employing entity or contracting party and the Company for the exclusive purpose of implementing, administering and managing his participation in the Plan.

The Participant understands that the Company holds certain personal information about him, including, but not limited to, his name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his participation in the Plan. The Participant understands that he may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his local human resources representative. The Participant understands, however, that refusing or withdrawing his consent may affect his ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he may contact his local human resources representative.

9.	Governing Law.

This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

3

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

4

Stock Option Agreement

under the Demandware, Inc.

2012 Stock Incentive Plan and Sub-Plan for France

We are pleased to inform you that the Board, acting under the authorization given by the shareholders to establish the Demandware Inc. 2012 Stock Incentive Plan and sub-plans, granted you <> stock options to purchase to DEMANDWARE, Inc.’s shares, at the price of <> dollars per unit in the context of Article L. 225-177 of the French Commercial Code.

Name of Optionee:	(the “Optionee”)

No. of Option Shares:	Shares of Common Stock

Grant Date:	(the “Grant Date”)

Expiration Date:	(the “Expiration Date”)

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Option Exercise Price/Share:	(the “Option Exercise Price”)

Pursuant to the Demandware, Inc. 2012 Incentive Plan (the “Plan”), and the Sub-Plan for France (the ‘Sub-Plan’), Demandware, Inc., a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an officer, employee, director of the Company or any of its Subsidiaries, a French Qualified option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Stock Option Agreement (this “Agreement”) and in the Sub-Plan. It is intended that this Stock Option shall qualify for favorable income tax and social tax treatment under Sections L.225 – 177 to L. 225 – 186 of the French Commercial Code. The Optionee acknowledges receipt of a copy of the Plan and the Sub-Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Stock Option subject to all of the terms and provisions thereof.

1. Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan and the Sub-Plan.

An “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Bankruptcy ” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee, or (ii) the Optionee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Optionee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of:

(i) dishonest acts of the Optionee with respect to the Company or any Affiliate of the Company;

(ii) the commission by or indictment of the Optionee for (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud (“indictment,” for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

(iii) Optionee’s breach of his duty of loyalty to the Company or any Affiliate of the Company or any act or omission by the Optionee constituting unethical business practices;

(iv) failure to perform to the reasonable judgment of the Board the Optionee’s duties and responsibilities assigned or delegated to such Optionee;

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(v) gross negligence of the Optionee, including but not limited to continued absences after written notice given to the Optionee by the Board;

(vi) willful misconduct or insubordination of the Optionee with respect to the Company or any Affiliate of the Company, including but not limited to repeated unwarranted threats of resignation; or

(vii) breach by the Optionee of any of the Optionee’s material obligations under any noncompetition, nondisclosure and developments agreement executed by the Optionee in favor of the Company or any Affiliate of the Company.

“Person “ shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iii) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction; provided, however, that “Sale Event” shall not include any financing transaction of the Company (whether public or private) that would otherwise be and/or trigger a “Sale Event” under (iii) and/or (iv) above.

“Subsidiary ” shall mean any corporation (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or in one of the other corporations in the chain.

2. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested.

(b) Except as set forth below and in Section 6, and subject to the determination of the Board in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to: (i) twenty-five percent (25%) of the Option Shares on the first anniversary of the Vesting Commencement Date; and (ii) 2.0833% of the Option Shares at the end of each successive one-month period following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.

(c) Notwithstanding anything herein to the contrary, but without limitation of Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remains in effect following such Sale Event as contemplated by Section 6.

(d) Termination. Except as may otherwise be provided by the Board, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i) Termination of the employment contract or executive position by way of the Beneficiary’s retirement, the right to exercise the Options remains open for three (3) months following the date of the termination of the employment contract or executive position,

(ii) Invalidity of the 2nd and 3rd category under Article L.341-4 of the French Social Security Code, the right to exercise the Options remains open for twelve (12) months following the date of invalidity,

(iii) On the death of the Beneficiary, the right to exercise the Options remains open to the Beneficiary’s heirs for six (6) months following the date of death as stated in section 5. hereafter,

(iv) Other Termination. If the Optionee’s employment terminates for any reason other than death, disability or retirement, and unless otherwise determined by the Board, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier, provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

2

For purposes hereof, the Board’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of the Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

3. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date (subject to Section 2(c) and Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described below. Payment instruments will be received subject to collection.

(i) in cash, by certified or bank check, or other instrument acceptable to the Board in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares; or

(ii) as permitted by the 2012 Stock Incentive Plan, an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding.

(b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Board with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan and the Sub-Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Board as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c) Notwithstanding any other provision hereof or of the Plan or the Sub-Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

(d) Shares issued on exercise of an Option are unassignable for a period of four (4) years from the Option Grant Date, although this share retention period may not exceed three (3) years from the date of exercise of the Option (hereafter, the “Holding Period”).

(e) On expiry of the Holding Period, the Shares are transferable in accordance with provisions of the Company by-laws, and any other act agreed by the Company’s shareholders.

4. Incorporation of Plan and the Sub-Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan and the Sub-Plan for France.

5. Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by inheritance. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee subject to provisions of Section 2 and Section 3 of the Agreement.

In the event of death of the beneficiary during the exercise period of the options, the beneficiary’s heirs will have a period of six (6) months following the date of death, to exercise the option. Upon expiry of this period the option will be null and void.

6. Effect of Certain Transactions. In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree. In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Board, to exercise all portions of the Stock Option which are then exercisable.

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7. Withholding Taxes. No Shares will be issued pursuant to the exercise of this option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

8. Miscellaneous Provisions.

(a) Adjustments for Changes in Capital Structure. Where there is an increase or change in the Company’s share capital, and more generally where one of the events provided for under Article L.225-181 of the French Commercial Code occurs, the Board has the discretion to determine that an adjustment may be made to the number and/or purchase price of Shares, in accordance with the provisions of Articles R.225-137 of the French Commercial Code. Notification of said adjustment shall be made to the Beneficiaries.

(b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

DEMANDWARE, INC.

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

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Appendix A

NOTICE OF STOCK OPTION EXERCISE

Date:                     1

Demandware, Inc.

5 Wall Street

Burlington, MA 01803

Attention: Treasurer

Dear Sir or Madam:

I am the holder of a Nonstatutory Stock Option granted to me under the Demandware, Inc. (the “Company”) 2012 Stock Incentive Plan and the SubPlan for France on                     2 for the purchase of                 3 shares of Common Stock of the Company at a purchase price of $        4 per share.

I hereby exercise my option to purchase                 5 shares of Common Stock (the “Shares”), for which I have enclosed             6 in the amount of             7. Please register my stock certificate as follows:

Name(s):	[8]

Address:

Tax I.D. #:

Very truly yours,

(Signature)

[1]	Enter the date of exercise.
[2]	Enter the date of grant.
[3]	Enter the total number of shares of Common Stock for which the option was granted.
[4]	Enter the option exercise price per share of Common Stock.
[5]	Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
[6]

Enter (i) “cash”, (ii) “personal check,” or (iii) as permitted by the 2012 Stock Incentive Plan, an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding.

[7]	Enter the dollar amount (exercise price per share times the number of shares to be purchased).
[8]	Enter name to appear on stock certificate.

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DEMANDWARE, INC.

Non-Executive Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:

[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

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DEMANDWARE, INC.

Non-Executive Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered by the Recipient to the Company.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                    . Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain

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subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Company’s obligation to release the Restricted Shares from the forfeiture and nontransferability restrictions on the vesting date of such Restricted Shares shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”). The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) arranging for the delivery of proceeds from the

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sale on the market of enough shares to satisfy the Withholding Taxes. The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes. Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

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Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

5

Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $         in Withholding Taxes in connection with each and every vesting date for the Restricted Shares and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Shares satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Shares, I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

1.IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

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IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

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DEMANDWARE, INC.

Performance-Based Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:

Maximum Number of Shares of Performance-Based Restricted Stock:

Target Number of Shares of Performance Based Restricted Stock:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive a performance-based restricted stock award, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Performance-Based Restricted Stock Agreement. Please confirm your acceptance of this award (the “Award”) and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

1

DEMANDWARE, INC.

Performance-Based Restricted Stock Agreement

The terms and conditions of the award of performance-based shares of restricted stock (the “Restricted Shares”) with respect to shares of common stock of the Company made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1.	Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services rendered and to be rendered by the Recipient to the Company and to provide incentives with respect to the performance conditions set forth in this Agreement and retention of the Recipient. Shares will only be treated as vested if and to the extent (i) the Performance Condition on Schedule I is satisfied and (ii) the Service-Based Condition in Section 3 hereof is satisfied. Assuming the foregoing conditions are satisfied, the Company shall reflect the results of such satisfaction through vesting an applicable number of the Restricted Shares.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 4 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

2.	Determination of Performance.

The performance condition (“Performance Condition”) for the Award is set forth on Schedule I hereto and the results of the performance must be certified by the Company’s Compensation Committee before determined to have been met. Such certification must be completed on or before                    with respect to 20     (the date of such certification being the “Performance Certification Date”). If and to the extent the Performance Condition is not satisfied, the Restricted Shares for which it is not satisfied will be immediately forfeited upon                    with respect to 20    . Restricted Shares for which the Performance Condition is satisfied are “Performance-Adjusted Restricted Shares” (i.e., the number of Restricted Shares remaining after any downward adjustment for the application of the Performance Condition).

3.	Vesting.

(a) Service-Based Condition; Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Performance-Adjusted Restricted Shares must also satisfy the requirement to remain employed (the “Service-Based Condition”) in accordance with the following vesting schedule:                     . Any fractional number of Performance-Adjusted Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Performance-Adjusted Restricted Shares shall vest effective immediately prior to the death or Disability (as defined below) of the Recipient or the consummation of a Change of Control. For purposes of this Agreement, “Disability” means (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days. For purposes of this Agreement, a “Change of Control” means, regardless of form thereof, consummation of (a) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (b) a merger, reorganization or consolidation in which the outstanding shares of capital stock of the Company are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (c) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (d) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction; provided, however, that “Change of Control” shall not include any financing transaction of the Company (whether public or private) that would otherwise be and/or trigger a “Change of Control” under (c) and/or (d) above.

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4.	Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by or a director of the Company for any reason or no reason, with or without cause (except as provided in Section 3(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award (to the extent the Performance Condition has already been satisfied), upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of Restricted Shares. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

5.	Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 4 and the restrictions on transfer set forth in this Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares that have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

6.	Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Performance Based Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7.	Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

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8.	Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

9.	Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Company’s obligation to release the Restricted Shares from the forfeiture and nontransferability restrictions on the vesting date of such Restricted Shares shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”). The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes. The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes. Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

10.	Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

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Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

5

Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $         in Withholding Taxes in connection with each and every vesting date for the Restricted Shares and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Shares satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Shares, I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

1.IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

6

IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

7

SCHEDULE I

Performance-Based Restricted Stock Metrics:

Subject to the terms of the Plan and the Award Agreement, the number of Restricted Shares satisfying the Performance Condition portion of the vesting conditions (i.e., the Performance-Adjusted Restricted Shares) is based on Company performance versus the following goal:

8

DEMANDWARE, INC.

Nonstatutory Stock Option Agreement for Dutch Participant

Granted Under 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on                     , 20    (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $             per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on                     , 20     (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to             . For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean an “urgent

1

cause for dismissal” (dringende reden, as referred to in section 7:678 of the Dutch Civil Code) or willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until, in as far as any benefit derived by the Optionee from the Plan is considered taxable wages pursuant to the provisions of the Dutch Wage Tax Act (Wet op de loonbelasting 1964), the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes or social security premiums required by law to be withheld in respect of this option.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.	Data privacy.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer or contracting party and the Company for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.

The Participant understands that the Company holds certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:
Name:
Title:

3

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

4

DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

(Australian Recipients only)

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

1

DEMANDWARE, INC.

Restricted Stock Agreement

(Australian Recipients only)

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment] and employment services to be rendered by the Recipient to the Company. For the avoidance of doubt, the award is made in respect of Restricted Shares only and is in no way substitutable for a cash payment (equivalent to the value of the shares or other eligible products, or the value of an increase in their price).

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. The Restricted Shares will be identifiable by identifying numbers and are unique to the Recipient. If, in accordance with the terms of this Agreement, the Restricted Shares shall no longer be eligible to vest in the Recipient, those Restricted Shares may not be transferred to any other party, save for transfer to the Company contemplated in accordance with Section 3 below. Following the vesting of Restricted Shares pursuant to Section 2 below, the Recipient must within 6 months after vesting, provide notice to the Company electing to have the relevant Restricted Shares delivered to the Recipient (“Exercise Notice”). If the Recipient fails to serve an Exercise Notice within 6 months after vesting the Company may in its discretion forfeit the Restricted Shares which were the subject of vesting. Within 14 days after receipt of a valid Exercise Notice, the Company must deliver to the Recipient a certificate representing the vested Restricted Shares which are the subject of a valid Exercise Notice. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule: [________]. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by, a director of, or a consultant or advisor to the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

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4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

8. Tax Matters.

(a) Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law, whether that of the United States federal authorities, the State of Delaware or Australia, to be withheld with respect to the Restricted Shares.

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9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

4

DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on             , 20    (the “Grant Date”) to                     , an employee of the Company or one of its subsidiaries or affiliates (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $        per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on         , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                                , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full as described below. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. The Participant may exercise any or all of his vested options by providing irrevocable instructions to the Company’s broker, which currently is Morgan Stanley (“MS”). Upon the Participant’s instruction to exercise, MS will simultaneously sell (out of the Shares subject to the options exercised) the number of Shares that is sufficient to pay the exercise price of the options being exercised, as well as applicable brokerage fees. The Participant may also instruct MS to sell all the Shares subject to the option being exercised. To the extent that applicable laws or regulatory requirements change, the Company reserves the right to permit the Participant to exercise the option via any other payment method provided under the Plan.

NQL OPTION AGT CHINESE CITIZEN EMPLOYEES 040115

1

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company or a subsidiary or affiliate (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of 180 days following the date of death or disability of the Participant (or such other period as may be imposed by the Company at its discretion to facilitate compliance with applicable laws or regulatory requirements, including any restrictions mandated by the State Administration of Foreign Exchange (the “SAFE”) in China), by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued or sale proceeds distributed pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the option, the Participant authorizes the employer to deduct personal income tax in relation to the options from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Shares under the option to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the option (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

NQL Option AGT Chinese Citizen Employees

2

5.	Transfer Restrictions and Forced Sale.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

Following exercise of the option, the Participant may immediately sell the Shares received (solely in accordance with the Company’s Insider Trading Policy) or hold the Shares in his MS account to sell at a later date. However, the Participant will not be permitted to transfer or move any Shares out of his MS account other than upon the sale of such Shares. Furthermore, the Participant is not permitted to hold any options or Shares after 180 days following termination of employment (or such other time period as may be imposed by the Company to comply with applicable laws or regulatory requirements, including restrictions mandated by the SAFE). This means that any vested options must be exercised (and any resulting Shares sold), at the latest, within 180 days following termination or they will be forfeited. Any Shares received from a previous exercise and held by the Participant will be subject to a forced sale by the 180th day after termination.

6.	Repatriation.

Due to foreign exchange restrictions in China, the Participant is required to repatriate all proceeds that received from dividend payments (if any) and/or the above sale of Shares to China through a domestic special-purpose foreign exchange account that the Company has established for this purpose. By accepting the option, the Participant agrees to this repatriation process. MS will remit the proceeds from any sale of Shares, less any commissions or other fees, directly to the Company’s special-purpose foreign exchange account. The proceeds may then be distributed to the Participant, subject to the Company’s determination that the Participant has paid (through payroll withholdings, direct reimbursement to his employer, net share withholding, sell-to-cover, or other method as specified by the Company) any tax amounts that are due as described in Section 4 above.

At the Company’s discretion, the proceeds may be distributed from the special-purpose foreign exchange account directly to the Participant’s individual USD account. If requested by the Company, the Participant is responsible for providing a personal domestic bank account to receive sale proceeds. The Participant is responsible for the accuracy of the account information provided to the Company and for ensuring that the bank account is able to receive deposits in US dollars. Alternatively, the Company may at its discretion convert USD sale proceeds to RMB and transfer such proceeds to the local employer for distribution to the Participant through local payroll. The Company also reserves the right to transfer a portion of or all sale proceeds to the local employer or to the tax authorities to pay any tax amounts that are due.

7.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option. The Participant understands that the foreign exchange and tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the SAFE and other PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this option and the Shares subject to this option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting and exercise of the option or the sale of Shares received pursuant to the option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:

Name:
Title:

NQL Option AGT Chinese Citizen Employees

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

NQL Option AGT Chinese Citizen Employees

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DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

FORM OF RSA PRC citizens 04012015

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DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered] by the Recipient to the Company or a subsidiary or affiliate.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                                 , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer and Forced Sale.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain

FORM OF RSA PRC citizens 04012015

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subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

Following vesting of the Restricted Shares, the Participant may immediately sell the Restricted Shares received (solely in accordance with the Company’s Insider Trading Policy) or hold the Restricted Shares in his account with the Company’s broker, which currently is Morgan Stanley (“MS”), to sell at a later date. However, the Participant will not be permitted to transfer or move any Restricted Shares out of his MS account other than upon the sale of such Restricted Shares. Furthermore, the Participant is not permitted to hold any Restricted Shares after 180 days following termination of employment (or such other time period as may be imposed by the Company to comply with applicable laws or regulatory requirements, including restrictions mandated by the SAFE). This means that any vested Restricted Shares must be sold, at the latest, within 180 days following termination or they will be forfeited. Any Restricted Shares previously vested and held by the Participant will be subject to a forced sale by the 180th day after termination.

5. Repatriation.

Due to foreign exchange restrictions in China, the Participant is required to repatriate all proceeds that received from dividend payments (if any) and/or the above sale of Restricted Shares to China through a domestic special-purpose foreign exchange account that the Company has established for this purpose. By accepting the Restricted Shares, the Participant agrees to this repatriation process. MS will remit the proceeds from any sale of Restricted Shares, less any commissions or other fees, directly to the Company’s special-purpose foreign exchange account. The proceeds may then be distributed to the Participant, subject to the Company’s determination that the Participant has paid (through payroll withholdings, direct reimbursement to his employer, net share withholding, sell-to-cover, or other method as specified by the Company) any tax amounts that are due as described in Section 9 below.

At the Company’s discretion, the proceeds may be distributed from the special-purpose foreign exchange account directly to the Participant’s individual USD account. If requested by the Company, the Participant is responsible for providing a personal domestic bank account to receive sale proceeds. The Participant is responsible for the accuracy of the account information provided to the Company and for ensuring that the bank account is able to receive deposits in US dollars. Alternatively, the Company may at its discretion convert USD sale proceeds to RMB and transfer such proceeds to the local employer for distribution to the Participant through local payroll. The Company also reserves the right to transfer a portion of or all sale proceeds to the local employer or to the tax authorities to pay any tax amounts that are due.

6. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

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7. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

8. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

The Participant understands that the foreign exchange and tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the SAFE and other PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Shares and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting or the sale of Restricted Shares (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

9. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the Restricted Shares, the Participant authorizes the employer to deduct personal income tax in relation to the Restricted Shares from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Restricted Shares to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

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Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Restricted Shares (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Restricted Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

10. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

FORM OF RSA PRC citizens 04012015

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DEMANDWARE, INC.

Nonstatutory Stock Option Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

1.	Grant of Option.

This agreement evidences the grant by Demandware, Inc., a Delaware corporation (the “Company”), on            , 20    (the “Grant Date”) to                     , an employee of the Company or one of its subsidiaries or affiliates (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2012 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $        per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on             , 20    (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to                     , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. For purposes of this Agreement, “Vesting Commencement Date” shall mean                     , 20    .

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company or a subsidiary or affiliate (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted.

4.	Withholding.

No Shares will be issued or sale proceeds distributed pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the option, the Participant authorizes the employer to deduct personal income tax in relation to the options from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Shares under the option to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the option (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

5.	Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option. The Participant understands that the tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this option and the Shares subject to this option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting and exercise of the option or the sale of Shares received pursuant to the option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

DEMANDWARE, INC.

By:

Name:
Title:

NQL AGT CHINA NON PRC CITIZEN 041520151

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2012 Stock Incentive Plan.

PARTICIPANT:

Address:

NQL AGT CHINA NON PRC CITIZEN 041520151

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DEMANDWARE, INC.

Restricted Stock Agreement

Granted Under 2012 Stock Incentive Plan

to Employees in the People’s Republic of China

Name of Recipient:

Number of shares of restricted common stock awarded:

Grant Date:

Demandware, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s 2012 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement. Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.

By:
[insert name and title]

Accepted and Agreed:

[insert name of Recipient]

 FORM OF RSA China NON PRC Citizen 04152015

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DEMANDWARE, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Recipient, as set forth on the cover page of this Agreement, are as follows:

1. Issuance of Restricted Shares.

(a) The Restricted Shares are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of [employment services rendered and to be rendered] [acceptance of employment and employment services to be rendered] by the Recipient to the Company or a subsidiary or affiliate.

(b) The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Recipient. Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Recipient, issue and deliver to the Recipient a certificate representing the vested Restricted Shares. The Recipient agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Vesting.

(a) Vesting Schedule. Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:                                 , provided that the Participant remains employed by the Company or a subsidiary or affiliate as of each such date. Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definitions. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided in Section 2(b) above), all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares) shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Recipient, effective as of such termination of employment. The Recipient hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Recipient shall promptly execute and deliver the same to the Company. The Recipient shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.

4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Recipient may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives, provided that such Restricted Shares shall remain

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subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5. Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Recipient shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders. [Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

7. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement. As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder (including the right to receive forfeited Restricted Shares) shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement.

The Participant understands that the tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the PRC laws are subject to change. In addition, the Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Shares and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. The Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, the Participant acknowledges that the applicable laws of the country in which Participant is residing or working at the time of grant, vesting or the sale of Restricted Shares (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to additional procedural or regulatory requirements that the Participant is and will be solely responsible for and must fulfill.

8. Tax Matters.

(a) Acknowledgments; Section 83(b) Election. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the acquisition of the Restricted Shares and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares. The Recipient acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Recipient has decided not to file a Section 83(b) election.

(b) Withholding. The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state, local or other taxes of any kind required by law to be withheld with respect to

 FORM OF RSA China NON PRC Citizen 04152015

3

the vesting of the Restricted Shares. On each date on which Restricted Shares vest, the Company shall deliver written notice to the Recipient of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the Restricted Shares, in the amount of the Company’s withholding obligation in connection with the vesting of such Restricted Shares.

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”). The employer will submit a tax return and make a payment to the tax authorities on behalf of the Participant. By accepting the Restricted Shares, the Participant authorizes the employer to deduct personal income tax in relation to the Restricted Shares from his monthly payroll. The Participant agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required personal income tax withholding. In addition, the Participant authorizes the Company to withhold or sell a sufficient number of Restricted Shares to cover the taxes due or to take any other measures permitted under the Plan or this agreement to cover the taxes due. The Participant acknowledges that the Company will not release any of stock sale proceeds to the Participant until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

Because stock sale proceeds are processed in US dollars while the calculation and submission of Personal Income Tax in China (“PIT”) are required to be in Chinese yuan, the Participant understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation. Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Restricted Shares (or the calculation of PIT thereunder). The Participant also understands and agrees that the future value of the underlying Restricted Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

9. Miscellaneous.

(a) Authority of Compensation Committee. In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan. All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient.

(b) No Right to Continued Employment. The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.

(c) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d) Recipient’s Acknowledgments. The Recipient acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

 FORM OF RSA China NON PRC Citizen 04152015

4

DEMANDWARE, INC.

Restricted Stock Unit Agreement

Granted Under 2012 Stock Incentive Plan

Name of Recipient:	______________________________
Number of Restricted Stock Units awarded:	___________ shares of common stock
Grant Date:	___________
Vesting:	___________________________ (each of the foregoing a “Vesting Date”)

Demandware, Inc. (the “Company”) has granted you restricted stock units, which are subject to the provisions of the Company’s 2012 Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and the terms and conditions contained in this Restricted Stock Unit Agreement (this “Agreement”).  Please confirm your acceptance of this award (the “Award”), that you have received and read the Plan, and that you understand and agree to the terms and conditions of this Agreement and the Plan by signing a copy of this Agreement where indicated below.

DEMANDWARE, INC.
By:
Thomas Ebling, CEO and President

Accepted and Agreed:

__________________________

NAME

1

IMPORTANT NOTICE FOR SELL TO COVER AND STANDING ORDER

While Demandware generally strives to structure its equity awards to vest in open trading windows under our Insider Trading Policy, if you are aware of “material nonpublic information” during an open trading window, the insider trading laws and our Insider Trading Policy prohibit you from selling Demandware stock (even sales to cover your withholding tax obligations) despite the fact that there is an open trading window. In addition, the Company may from time to time implement an additional blackout period in view of significant events or other developments involving the Company and such additional blackout period may inhibit your ability to freely sell shares upon vesting to cover your withholding tax obligations.

A person who trades while aware of material nonpublic information or during a blackout period should not be liable for insider trading if that person entered into a 10b5-1 Plan in accordance with the safe harbor rules. The Standing Order attached to your award agreement is structured to comply with the affirmative defenses and the safe harbor rules.

If you wish to take advantage of the safe harbor and have the ability to sell shares during a closed trading window, you should accept and enter into the Standing Order.  As of the date that you accept and enter into the Standing Order, (i) you must not be aware of material nonpublic information, (ii) Demandware must not be in any blackout periods and (iii) you must be entering into the Standing Order in good faith.  If you choose to accept and enter into the Standing Order, your choice is irrevocable. Any sales under the Standing Order may not be commenced until 30 calendar days after the adoption of this Standing Order.

2

DEMANDWARE, INC.

Restricted Stock Unit Agreement

The terms and conditions of the award of restricted stock units (“RSUs”) with respect to shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) made to the Recipient as set forth on the cover page of this Agreement, are as follows:

1. Issuance of RSUs.

The RSUs are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services to be rendered by the Recipient to the Company and to provide incentives with respect to the retention of the Recipient and service conditions set forth in this Agreement.  The award consists of RSUs that will vest solely based on continued employment.  Assuming the foregoing conditions are satisfied, the Company shall deliver a share of Common Stock for each RSU that becomes vested.

2. Vesting.

(a) Vesting Schedule; Delivery of Shares. Unless otherwise provided in this Agreement or the Plan, the RSUs shall vest in accordance with the vesting schedule as set forth on the cover page of this Agreement, provided that the Recipient remains employed by the Company.  Any fractional number of RSUs resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of RSUs.  The Shares shall be delivered as soon as practicable in the 60 days following each Vesting Date, subject to the conditions below.

(b) Acceleration of Vesting. Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c) Definition. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3. Forfeiture of Unvested RSUs.

(a) If the Recipient ceases to be employed by, a director of, or a consultant or advisor to, the Company for any reason or no reason, with or without cause (except as provided above in Section 2), all of the RSUs that are unvested as of the time of such termination from the Company shall be forfeited immediately and automatically, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that, subject to any minimum vesting requirements in the Plan, the Compensation Committee or a subcommittee of the Compensation Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.  The Recipient shall have no further rights with respect to any RSUs that are so forfeited.  Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of RSUs.  No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

(b) Status of Employment. If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.  If the Recipient is on military leave, sick leave, or other leave of absence approved by the Company or its subsidiary, his or her employment will be treated as continuing intact during the period of such leave, provided that he or she is expected to return to work at the conclusion of the leave or the leave is treated as employment for purposes of applicable law.  The Recipient’s employment will be deemed to have terminated on the first day after the expiration of such leave unless he or she has returned to work.

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4. Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs or Shares to which they relate, or any interest therein, until such RSUs have vested and the Shares have been distributed.

5. Rights as a Shareholder.

The Recipient shall not have any right in, or with respect to, any of the Shares (including voting rights) issuable under the Award unless, until, and to the extent that the Award vests and is settled by issuance of the Shares to the Recipient.  The RSUs will not receive Dividend Equivalent Rights.

6. Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement.  Capitalized terms not defined in this Award have the meanings set forth in the Plan.  As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the RSUs were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the RSUs under this Agreement.

7. Tax Matters.

(a) Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the Award and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Award. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the RSUs.

(b) Withholding. The Company’s obligation to distribute the Shares underlying the RSUs on or after an applicable Vesting Date of such RSUs shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”).  The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the RSUs. On each date on which RSUs vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the RSUs that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) unless otherwise provided by the Board. The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the RSUs, in the amount of the Company’s withholding obligation in connection with the vesting of such RSUs; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes.  The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes.  Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

8. Miscellaneous.

(a) Authority of Compensation Committee; Amendment.  In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan.  All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient. Subject to the restrictions in the Plan, the Compensation Committee may amend, modify, or terminate this Award, including substituting therefor another Award of the same or a different type, provided that the Participant’s consent to such action shall be required unless (i) the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) the action is permitted by the terms of the Plan.

(b) Data Privacy and Electronic Delivery.  By executing this Agreement, the Recipient: (i) authorizes the Company, its affiliates, and any agent of the Company or its affiliates administering the Plan or providing Plan recordkeeping services thereto, to

4

disclose to the Company, its affiliates or third-party service providers such information and data as may be deemed necessary or appropriate to facilitate the grant of Awards; (ii) waives any data privacy rights that the undersigned may have with respect to such information; and (iii) authorizes the Company, its affiliates, and third-party service providers to store and transmit such information in electronic form.  The undersigned agrees that the Company, its affiliates, and their agents may deliver electronically all documents relating to the Plan or this Award.

(c) No Right to Continued Employment or Grant.  The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the RSUs is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.  No person shall have any claim or right to be granted an Award.

(d) Cancellation and Rescission of Award.  In consideration of this Award the Recipient agrees that if he or she breaches his or her obligations under the terms of the Company’s Nondisclosure, Developments and NonSolicitation Agreement and Employee Non-Competition Agreement, then the Company may cancel, suspend, withhold, or otherwise limit or restrict (in whole or in part) the vesting of this Award.  If this Award vests prior to the occurrence or discovery by the Company of any such breach, then the Compensation Committee may rescind the vesting of this Award at any time within the one year period after such vesting.  If the Award is rescinded, the Recipient must pay to the Company the amount of income recognized upon distribution of any Shares in satisfaction of the Award and any further income or gain upon sale of such Shares, in such manner and on such terms and conditions as may be required by the Compensation Committee, and the Company shall be entitled to set off the amount of any such income against any amount that it may owe to the Recipient, except as Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or other applicable law may prohibit such offset.

(e) Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(f) Unfunded Rights.  The right of the Recipient to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company.  The Recipient shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

(g) Compliance with Section 409A.  This Agreement is intended to provide for compensation that is exempt from or compliant with Section 409A and shall be interpreted consistently with such intent.  Accordingly, a Recipient shall have no right to designate the taxable year of payment.  For purposes of the Award, ceasing to be employed shall be determined based on the standards for “separation from service” under Section 409A.  The Company makes no representations or warranty and shall have no liability to the Recipient or any other person if any provisions of or payments, compensation or other benefits under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but do not satisfy the conditions of that section.

5

Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

6

Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $             in Withholding Taxes in connection with each and every vesting date  for the Restricted Stock Units and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Stock Units (or the later distribution of the shares to which they relate), I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such  shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

1.IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

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IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

8

[Form for PRC Citizens]

[适用于中国公民的模板]

DEMANDWARE, INC.

DEMANDWARE有限公司

Restricted Stock Unit Agreement
Granted Under 2012 Stock Incentive Plan
to Employees in the People’s Republic of China

根据2012股权激励计划授予在中华人民共和国的雇员的

限制性股份单位协议

Name of Recipient: 接收者姓名：	______________________________
Number of Restricted Stock Units awarded: 奖励的限制性股份单位数目：	___________ shares of common stock 股普通股
Grant Date: 授予日：	___________
Vesting: 解禁：	___________________________ (each of the foregoing a “Vesting Date”) （前述每一项为“解禁日”）

Demandware, Inc. (the “Company”) has granted you restricted stock units, which are subject to the provisions of the Company’s 2012 Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and the terms and conditions contained in this Restricted Stock Unit Agreement (this “Agreement”).  Please confirm your acceptance of this award (the “Award”), that you have received and read the Plan, and that you understand and agree to the terms and conditions of this Agreement and the Plan by signing a copy of this Agreement where indicated below.

Demandware有限公司（下称“公司”）已授予您限制性股份单位，此股份单位受制于可不时修订的公司2012股权激励计划（下称“计划”）中的条款以及本限制性股份单位协议（下称“本协议”）的条款与条件。请通过在本协议下方所指之处签署的方式确认，您接受该等奖励（下称“奖励”），您已经收到并阅读计划，并理解及接受本协议和计划下的条款和条件。

Demandware, Inc. Demandware有限公司 By/签字:___________________________ Thomas Ebling, CEO and President Thomas Ebling, 首席执行官及主席

Accepted and Agreed:

接受及同意：

__________________________

NAME

姓名

[Form for PRC Citizens]

[适用于中国公民的模板]

IMPORTANT NOTICE FOR SELL TO COVER AND STANDING ORDER

有关出售股票以支付预提税及委托书的重要启事

While Demandware generally strives to structure its equity awards to vest in open trading windows under our Insider Trading Policy, if you are aware of “material nonpublic information” during an open trading window, the insider trading laws and our Insider Trading Policy prohibit you from selling Demandware stock (even sales to cover your withholding tax obligations) despite the fact that there is an open trading window. In addition, the Company may from time to time implement an additional blackout period in view of significant events or other developments involving the Company and such additional blackout period may inhibit your ability to freely sell shares upon vesting to cover your withholding tax obligations.

虽然Demandware一般努力根据我们的内幕交易政策构建股权奖励，使其在开放交易窗口时解禁，如果您在开放交易窗口时知晓任何“重大非公开信息”，尽管有该等开放交易窗口，内幕交易法律和我们的内幕交易政策将禁止你出售Demandware的股票（即使出售涉及您的预提税义务）。此外，公司可能会不时鉴于重要事件或涉及公司的其它发展落实额外的禁售期，该等额外的禁售期可能会抑制您在股票解禁后自由出售股票以履行您的预提税义务。

A person who trades while aware of material nonpublic information or during a blackout period should not be liable for insider trading if that person entered into a 10b5-1 Plan in accordance with the safe harbor rules. The Standing Order attached to your award agreement is structured to comply with the affirmative defenses and the safe harbor rules.

如果相关人士按照安全港规则订立了一份10b5-1计划，那么该人士即使知晓重大非公开信息或在禁售期交易，亦无须对内幕交易负责。附在您的奖励协议后的委托书就是为了符合积极抗辩和安全港规则而设计的。

If you wish to take advantage of the safe harbor and have the ability to sell shares during a closed trading window, you should accept and enter into the Standing Order.  As of the date that you accept and enter into the Standing Order, (i) you must not be aware of material nonpublic information, (ii) Demandware must not be in any blackout periods and (iii) you must be entering into the Standing Order in good faith.  If you choose to accept and enter into the Standing Order, your choice is irrevocable. Any sales under the Standing Order may not be commenced until 30 calendar days after the adoption of this Standing Order.

如果您想利用安全港的优势，并享有在封闭交易窗口期间出售股份的能力，您应该接受并签署委托书。在您接受及签署委托书之日，(i)您必须不知晓任何重大非公开信息，(ii)Demandware不得处于任何禁售期，且(iii)您必须以真诚的目的签署委托书。如果您选择接受并签署委托书，您的选择将不可撤销。委托书下的任何股票销售须在委托书采用的30个日历日之后方可开始。

[Form for PRC Citizens]

[适用于中国公民的模板]

DEMANDWARE, INC.

DEMANDWARE有限公司

Restricted Stock Unit Agreement
限制性股份单位协议

The terms and conditions of the award of restricted stock units (“RSUs”) with respect to shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) made to the Recipient as set forth on the cover page of this Agreement, are as follows:

如本协议封面页所载，公司授予的每股面值为0.01美元的普通股（下称“普通股”）股份（下称“股份”）的限制性股份单位（下称“限制性股票单位”）的条款与条件如下所示：

1.	Issuance of RSUs.

限制性股票单位的发行

The RSUs are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services to be rendered by the Recipient to the Company and to provide incentives with respect to the retention of the Recipient and service conditions set forth in this Agreement.  The award consists of RSUs that will vest solely based on continued employment.  Assuming the foregoing conditions are satisfied, the Company shall deliver a share of Common Stock for each RSU that becomes vested.

鉴于接受者将向公司提供雇佣服务,为提供关于保留接受者以及本协议下的服务条件的激励，公司将发行限制性股票单位予接受者，自授予日（如本协议封面页所述）起生效。奖励包括仅基于持续就业而解禁的限制性股份单位。假设上述条件满足时，公司应针对解禁的每一股限制性股票单位交付一股普通股。

2.	Vesting.

解禁

(a)Vesting Schedule; Delivery of Shares.  Unless otherwise provided in this Agreement or the Plan, the RSUs shall vest in accordance with the vesting schedule as set forth on the cover page of this Agreement, provided that the Recipient remains employed by the Company.  Any fractional number of RSUs resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of RSUs.  The Shares shall be delivered as soon as practicable in the 60 days following each Vesting Date, subject to the conditions below.

解禁计划；交付股票。  除本协议或计划另有规定外，限制性股票单位应按照本协议封面页所述的解禁计划解禁，但前提是接受者仍受雇于公司。由于百分比的计算而出现小数点的限制性股票数将去除尾数计至其最接近的整数。受限于以下条件，在每一个解禁日后的60天内，股票应尽快交付给接受者。

(b)Acceleration of Vesting.  Notwithstanding the foregoing vesting schedule, all unvested RSUs shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

加速解禁。  尽管有上述对解禁计划的规定，所有尚未被解禁的限制性股票单位应在如下事项发生之前立即解禁：(i) 涉及公司清算或解算的重组事件（请参见计划中的定义）或 (ii) 接受者死亡或丧失行为能力（请参见下文定义）。

[Form for PRC Citizens]

[适用于中国公民的模板]

(c)Definition. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

定义。  就此协议：丧失行为能力指 (i) 若接受者与公司之间的雇佣受制于接受者和公司之间的雇佣协议中对丧失行为能力的定义，本协议中所指的丧失行为能力应在此雇佣协议有效期内与上述丧失行为能力有相同的意思；(ii) 当上述协议中缺失对此词的定义时，丧失行为能力则适用于公司对长期残疾计划（如有）中的相关定义；(iii) 如上述(i)和 (ii)都不适用，则为当损伤接受者身体或精神上的残疾持续180天且实质上影响到他或她履行职务的能力时。

3.	Forfeiture of Unvested RSUs.

没收未解禁的限制性股票单位

(a)If the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided above in Section 2), all of the RSUs that are unvested as of the time of such termination from the Company shall be forfeited immediately and automatically, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that, subject to any minimum vesting requirements in the Plan, the Compensation Committee or a subcommittee of the Compensation Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.  The Recipient shall have no further rights with respect to any RSUs that are so forfeited.  Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of RSUs.  No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

倘若接受者由于任何原因或没有原因不再受雇于公司（除上述第2条中另有约定外），自雇佣关系结束之时起，所有截至雇佣关系结束之时尚未解禁的限制性股票单位应立即自动被没收，且无需支付接受者任何对价。但是，受限于计划中的任何最低解禁要求，赔偿委员会或其下属委员会可在其绝对酌情权下，因任何原因或没有原因同意当雇佣关系解除或其他情况下加快奖励的解禁，但无义务这样做。接受者应不再就任何被没收的限制性股票单位享有进一步的权利。即使计划、奖励、本协议或其他任何协议（书面或口头）中有任何相反的条款，接受者无权（并且通过接受奖励，特此不可撤销地放弃任何该等权利）享受任何报酬或补偿接受者的其他利益，该等报酬或利益是用于补偿与雇佣关系结束或限制股权单位没收相关的奖励的终止或到期而对接受者造成的任何权利的损失。除相应的计划或适用法律另有规定之外，根据计划或任何奖励赚得的金额不应被视为与公司或其任何子公司相关的合资格赔偿。

(b)Status of Employment.  If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary (the “employer”).  If the Recipient is on military leave, sick leave, or other leave of absence approved by the Company or its subsidiary, his or her employment will be treated as continuing intact during the period of such leave, provided that he or she is expected to return to work at the conclusion of the leave or the leave is treated as employment for purposes of applicable law.  The Recipient’s employment will be deemed to have terminated on the first day after the expiration of such leave unless he or she has returned to work.

雇佣状态。 如果接受者受雇于公司的子公司，本协议中提及与公司的雇佣关系应视为与子公司的雇佣关系。如果接受者处于军事假期、病假或公司或其子公司批准的其他假期内，他或她的雇佣关系应被视为在该等假期内继续且完好的；前提是他或她有望于假期结束后返回工作岗位，或因适用法律的目的该等休假被视为雇佣。除非接受者已返回工作岗位，他或她的雇佣关系在该等休假到期后的第一天视为终止。

[Form for PRC Citizens]

[适用于中国公民的模板]

4.	Restrictions on Transfer and Forced Sale.

转让和被迫出售的限制

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs or Shares to which they relate, or any interest therein, until such RSUs have vested and the Shares have been distributed.

在限制性股票单位解禁且股票发行之前，接受者不得依法或以其它理由出售、分配、转让、质押、抵押或以其它方式处置（统称“转让”）任何其相关的或在其中享有任何利益的限制性股票单位或股票。

Following vesting of RSUs and distribution of Shares, the Recipient may immediately sell the Shares received or hold the Shares in his account with the Company’s broker, which currently is Morgan Stanley (“MS”) to sell at a later date.  However, the Recipient will not be permitted to transfer or move any Shares out of his MS account other than upon the sale of such Shares.  Furthermore, the Recipient is not permitted to hold any RSUs or Shares after 180 days following termination of employment (or such other time period as may be imposed by the Company to comply with applicable laws or regulatory requirements, including restrictions mandated by the relevant State Administration of Foreign Exchange (“SAFE”).  This means that any Shares must be sold, at the latest, within 180 days following termination or they will be forfeited.  Any Shares previously distributed and held by the Recipient will be subject to a forced sale by the 180th day after termination.

一旦限制性股票单位解禁且股票发行，接受者可立即出售收到的股票或在其公司经纪人 – 现时为摩根士丹利（下称“MS”）- 处开立的账户内持有股票，待日后出售。但是，在出售该等股票前，接受者不可转让或移动任何在其MS账户中的股票。除此之外，接受者不得在雇佣关系终止的180天（或公司为遵守相适应的法律法规或包括国家外汇管理局（下称“SAFE”）强制的限制在内的监管要求而强制实行的其它时间）后仍持有任何限制性股票单位或股票。这表示，任何股票必须最晚在雇佣关系终止后的180天内出售，否则它们将被没收。之前已发行的由接受者所持有的任何股票都将在终止后的180天之前遭到强行出售。

5.	Repatriation.

调回本国

Due to foreign exchange restrictions in China, the Recipient is required to repatriate all proceeds that received from dividend payments (if any) and/or the above sale of Shares to China through a domestic special-purpose foreign exchange account that the Company has established for this purpose.  By accepting the Award, the Recipient agrees to this repatriation process.  MS will remit the proceeds from any sale of Shares, less any commissions or other fees, directly to the Company’s special-purpose foreign exchange account. The proceeds may then be distributed to the Recipient, subject to the Company’s determination that the Recipient has paid (through payroll withholdings, direct reimbursement to his employer, net share withholding, sell-to-cover, or other method as specified by the Company) any tax amounts that are due as described in Section 8 below.

由于中国的外汇管制，接受者被要求将所有从分红（如有）和/或上述股票出售所得的收入通过公司为此开立的国内特殊用途外汇账户调回中国。通过接受奖励，接受者同意调回本国这个程序。MS将在扣除任何手续费和其它费用后将任何出售股票所得收益直接汇至公司的特殊用途外汇账户。然后收益可根据公司的决定分配给接受者，此决定根据下述第8条中所指的接受者已（通过工资预扣所得税、直接偿还给雇主、净股票预扣所得税、卖出-收回或其它公司指定的方式）支付的所有税金而做出。

At the Company’s discretion, the proceeds may be distributed from the special-purpose foreign exchange account directly to the Recipient’s individual USD account.  If requested by the Company, the Recipient is responsible for providing a personal domestic bank account to receive sale proceeds.  The Recipient is responsible for the accuracy of the account information provided to the Company and for ensuring that the bank account is able to receive deposits in US dollars.  Alternatively, the Company may at its discretion convert USD sale proceeds to RMB and transfer such proceeds to the local employer for distribution to the Recipient through local payroll.  The Company also reserves the right to transfer a portion of or all sale proceeds to the local employer or to the tax authorities to pay any tax amounts that are due.

由公司酌情决定，收益可以从特殊用途外汇账户直接分配至接受者的个人美元账户。如公司有此要求，接受者则需负责提供一个用于收取出售收益的国内的私人银行账户。接受者应对账户信息的准确性负责并确保银行账户可接受美金存

[Form for PRC Citizens]

[适用于中国公民的模板]

款。否则，公司可自行决定将出售收益从美金转换为人民币并通过当地雇主将此笔收益以接受者的工资形式发放。公司也保留向当地雇主或税务机构转让部分或全部出售收益用于支付任何到期税金的权利。

6.	Rights as a Shareholder.

作为股东的权利

The Recipient shall not have any right in, or with respect to, any of the Shares (including voting rights) issuable under the Award unless, until, and to the extent that the Award vests and is settled by issuance of the Shares to the Recipient.  The RSUs will not receive Dividend Equivalent Rights.

除非、直到且如果奖励解禁且通过发行股份给接受者结算，接受者不得享有在奖励下可发行的任何股份的或与股份有关的任何权利。限制性股票单位将不会收到股息同等权利。

7.	Provisions of the Plan.

计划条款

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement.  Capitalized terms not defined in this Award have the meanings set forth in the Plan.  As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the RSUs were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the RSUs under this Agreement.

本协议受制于计划中的条款，接受者将在被提供此协议的同时收到一份计划。本奖励中未定义的术语具有计划中所规定的含义。根据计划，如发生重组事件（参见计划中的定义），公司在本协议项下的权利应归属于公司的继任者。除非董事会另有规定，这将适用于根据重整事件以同样的方法由限制性股票单位转化或换取而来的现金、证券或其它财产，并且在同等范围内适用于本协议项下的限制性股票单位。

The Recipient understands that the foreign exchange and tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the SAFE and other PRC laws are subject to change.  In addition, the Company reserves the right to impose other requirements on the Recipient’s participation in the Plan, on this Award and the Shares subject to this Award and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan.  The Recipient agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.  Furthermore, the Recipient acknowledges that the applicable laws of the country in which Recipient is residing or working at the time of grant, vesting of the RSUs or the sale of Shares underlying the RSUs (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Recipient to additional procedural or regulatory requirements that the Recipient is and will be solely responsible for and must fulfill.

接受者理解，为遵守SAFE和其它中华人民共和国法律的要求（受制于变动），公司认为外汇和税务处理是必须或可取的。另外，如公司认为为了遵守适用的法律或协助计划的管理是必要或可取的，公司保留对参与本计划的接受者、本奖励、受限于本奖励的股票和任何其它在本计划项下取得的奖励或股票强制施加其它要求的权利。若对前述事项是有必要的，接受者同意签署任何附加的协议或保证。此外，接受者确认其所居住或工作的国家所适用的法律可能在限制性股票单位的授予、解禁或出售以限制性股票单位为基础的股票之时对接受者有额外的程序上或管理上的要求（包括任何管理证券、外汇、税、劳动或其它事项的任何规则或规定），对此，接受者会且将会对此全权负责且必须履行。

16.	Tax Matters.

税务事项

(a)Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the Award and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Award. The Recipient

[Form for PRC Citizens]

[适用于中国公民的模板]

understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the RSUs.

确认。  接受者确认他或她对自己的税务顾问就奖励给予的意见负责，且接受者仅依赖上述顾问，而非任何公司或公司的代理就奖励发表的就税务影响的陈述或声明。接受者理解其（而非公司）应承担接受者因购买、解禁和/或处置限制性股票单位而产生的纳税义务。

(b)Withholding.  The Company’s obligation to distribute the Shares or sale proceeds underlying the RSUs on or after an applicable Vesting Date of such RSUs shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”).  The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the RSUs. On each date on which RSUs vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the RSUs that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) unless otherwise provided by the Board. At the discretion of the Company, the Recipient may also satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the RSUs, in the amount of the Company’s withholding obligation in connection with the vesting of such RSUs; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes.  If requested by the Company to effect any of the foregoing, the Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes, and Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

预提税。 公司在限制性股票单位适用的解禁日时或之后发行股票或以该等限制性股票单位为基础的销售所得的义务，须受限于他或她已经支付所有的所得税（包括联邦、州和当地的税金）、社会保险、工资税、预交费用或其它税收相关的代扣要求（下称“预提税”）。接受者确认且同意公司有权代扣代缴任何在其它情况下接受者由于解禁限制性股票单位而应缴纳的预提税。在每个限制性股票单位的解禁日，公司在解禁当天应向接受者交付书面通知，告知其就限制性股票的解禁而产生的预提税的金额。但是，前提是所有预提税的总金额不超过公司的最低法定扣缴税款义务（基于联邦和州税规定的最低法定扣缴税率，包括适用于补充应纳税所得的工资税），除非董事会另行规定。接受者应通过如下方式满足扣缴税款义务：(i) 在解禁日当天向公司支付现金，金额为就解禁限制性股票公司的扣缴税款金额；或者 (ii) 安排将在市场上销售足够的股份所得的收入交付用于支付预提税。如果被公司要求进行任何上述行动，接受者必须签署附录A并指定接受者支付预提税的方式，接受者也可选择签署附录B并提供符合1934年证券交易法（不时修订的）的第10b5-1 规则的方式支付预提税。如果接受者选择不签署附录B，公司可要求接受者签署其他文书确定收件人将如何支付预提税。

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”).  The employer will submit a tax return and make a payment to the tax authorities on behalf of the Recipient.  By accepting this Award, the Recipient authorizes the employer to deduct PIT in relation to the RSUs from his monthly payroll.  The Recipient agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required PIT withholding.  In addition, the Recipient authorizes the Company to withhold or sell a sufficient number of Shares to cover the taxes due or to take any other measures permitted under the Plan or this Agreement to cover the taxes due.   The Recipient acknowledges that the Company will not release any of stock sale proceeds to the Recipient until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

尤其，在中国的雇员有义务缴纳个人所得税（下称“PIT”）。雇主将代表接受者向税务机构提交税务申报表并纳税。通过接受此奖励，接受者授权雇主从其每月薪资中扣除与此限制性股票单位相关的PIT。倘若薪资不足以支付要求的PIT预提税款，接受者同意立即支付公司或雇主。除此之外，接受者授权公司保留或出售足够的股票数，用于支付所发生的税金或采取本协议项下允许的任何其它措施，用于支付所发生的税金。接受者确认公司将在公司或雇主在收到全额PIT后(由纳税单做凭证)释放任何股票销售收益。

Because stock sale proceeds are processed in US dollars while the calculation and submission of PIT are required to be in Chinese yuan, the Recipient understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation.  Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate

[Form for PRC Citizens]

[适用于中国公民的模板]

that may affect the value of the Shares (or the calculation of PIT thereunder).  The Recipient also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

因为股票销售收益是按美金结算，而计算和支付中国的PIT按照要求是应该以人民币结算的，接受者理解且同意适用于计算PIT的汇率是浮动的。如果由于任何本币与美金外汇浮动或由公司或雇主自行裁量后选择的外汇兑换率而影响到股票的价值（或PIT项下的计算），公司和雇主都不对此承担责任。接受者还理解和同意相关股票的未来价值是未知的并肯定不可被预测也可能会贬值，甚至低于行权价格。

9.	Miscellaneous.

其他

(a)Authority of Compensation Committee; Amendment.  In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan.  All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient. Subject to the restrictions in the Plan, the Compensation Committee may amend, modify, or terminate this Award, including substituting therefor another Award of the same or a different type, provided that the Recipient’s consent to such action shall be required unless (i) the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Recipient or (ii) the action is permitted by the terms of the Plan.

赔偿委员会授权；修订。  在做出任何有关本协议所涵盖事项的决定或行动时，赔偿委员会应已被完全授权且享有自行裁量权，并受到计划项下的所有保护。所有赔偿委员会就本协议做出的决定和采取的行动都应由其自行裁量并对接受者有约束力。受限于计划的限制，赔偿委员会可修订、修改或终止本奖励，包括用另一个同类型或不同类型的奖励取代本奖励，前提是必须取得接受者的同意，除非 (i) 赔偿委员会在考虑了任何相关的行动后认定该等行动不会对接受者造成重大的不利影响，或者 (ii) 该等行动在计划的条款下允许。

(b)Data Privacy and Electronic Delivery.  By executing this Agreement, the Recipient: (i) authorizes the Company, its affiliates, and any agent of the Company or its affiliates administering the Plan or providing Plan recordkeeping services thereto, to disclose to the Company, its affiliates or third-party service providers such information and data as may be deemed necessary or appropriate to facilitate the grant of Awards; (ii) waives any data privacy rights that the undersigned may have with respect to such information; and (iii) authorizes the Company, its affiliates, and third-party service providers to store and transmit such information in electronic form.  The undersigned agrees that the Company, its affiliates, and their agents may deliver electronically all documents relating to the Plan or this Award.

数据隐私及电子交付。 通过签署本协议，接受者：(i) 授权公司、其关联公司、管理计划或向其提供计划记录保存服务的公司的任何代理人或其关联公司向公司、其关联公司或第三方服务供应商提供可能被视为授予奖励必要的或适当的信息和数据；(ii) 放弃签署人与该等信息相关的可能享有的任何数据隐私权；及 (iii) 授权公司、其关联公司和第三方服务供应商存储和传输电子形式的此类信息。签署人同意公司、其关联公司及其代理人可以电子形式交付有关计划或本奖励的所有文件。

(c)No Right to Continued Employment or Grant.  The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the RSUs is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.  No person shall have any claim or right to be granted an Award.

无权继续雇佣或授予。  接受者确认并同意，尽管受限制性股票单位的解禁取决于其继续受雇于公司，本协议不构成任何由公司做出的任何如下要约，即明示或暗示继续雇佣或授予接受者任何有关继续雇佣的权利。任何人不得有任何要求授予奖励的索赔或权利。

(d)Cancellation and Rescission of Award.  In consideration of this Award the Recipient agrees that if he or she breaches his or her obligations under the terms of the Company’s Nondisclosure, Developments and NonSolicitation Agreement and Employee Non-Competition Agreement, then the Company may cancel, suspend, withhold, or otherwise limit or restrict (in whole or in part) the vesting of this Award.  If this Award vests prior to the occurrence or discovery by the Company of any such breach, then

[Form for PRC Citizens]

[适用于中国公民的模板]

the Compensation Committee may rescind the vesting of this Award at any time within the one year period after such vesting.  If the Award is rescinded, the Recipient must pay to the Company the amount of income recognized upon distribution of any Shares in satisfaction of the Award and any further income or gain upon sale of such Shares, in such manner and on such terms and conditions as may be required by the Compensation Committee, and the Company shall be entitled to set off the amount of any such income against any amount that it may owe to the Recipient, except as Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or other applicable law may prohibit such offset.

奖励的取消及撤销。 鉴于本奖励，接受者同意如果他或她违反了其在公司的不披露、发展及不招揽协议及员工竞业禁止协议的条款下的义务，则公司可以取消、暂停、截留或以其它方式限制或约束（全部或部分）奖励的解禁。如果本奖励在任何该等违约的发生或者被公司发现之前已经解禁，则赔偿委员会可以在该等解禁后的一年内的任何时间撤销奖励。如果奖励被撤销，接受者必须按照赔偿委员会可能要求的方式、条款和条件向公司支付在任何股票发行后实现的收入等值的金额，用于支付奖励和相关股票销售后取得的任何进一步收入或获益，且公司将有权用任何其可能欠接受者的金额抵销任何该等收入，除非1986年国内税收法典（不时修订的）第409A条（下称“第409A条”）或其它适用法律禁止该等抵销。

(e)Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

管辖法律。  本协议应在不考虑任何适用的冲突法律条款的情况下，根据特拉华州本地法律解释、解读和执行。

(f)Unfunded Rights.  The right of the Recipient to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company.  The Recipient shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

无资金准备的权利。 接受者依照本协议接收普通股的权利是公司的一项无资金准备的、无担保的义务。接受者除了享有作为一个无担保的普通债权人的权利之外，在本协议下不享有其它权利。

(g)Compliance with Section 409A.  This Agreement is intended to provide for compensation that is exempt from or compliant with Section 409A and shall be interpreted consistently with such intent.  Accordingly, a Recipient shall have no right to designate the taxable year of payment.  For purposes of the Award, ceasing to be employed shall be determined based on the standards for “separation from service” under Section 409A.  The Company makes no representations or warranty and shall have no liability to the Recipient or any other person if any provisions of or payments, compensation or other benefits under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but do not satisfy the conditions of that section.

遵守第409A条。 本协议的目的是提供免除于或遵守第409A条的赔偿，并应根据该等意图一致地解释。接受者相应地无权指定支付纳税年度。为了奖励的目的，停止被雇佣必须根据第409A条下的“离职”的标准决定。公司不作任何陈述或保证，且如果本协议的任何条款、其下的付款、补偿或其它利益被认定构成了须受限于第409A条但不满足该条款的非限定递延补偿，公司对接受者或其它人士也不承担任何责任。

(h)Languages.  This Agreement is written in both English and Chinese.  In case there is any inconsistency between two language versions, the English version shall prevail.

语言。  本协议以中、英文签署。如果两个语言版本有任何不一致之处，以英文版为准。

[Form for PRC Citizens]

[适用于中国公民的模板]

Exhibit A

附录A

Election

选择

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

我选择以现金或支票向公司支付预提税（以及本人确认，公司也可从应付予我的现金中扣留部分或全部的与薪金或工资相关的预提税）。

[    ] I elect to use the Standing Order set forth on Exhibit B.

我选择使用附录B中所载的委托书。

Date:	By/签字:
日期：		[insert name of Recipient] [填入接受者的姓名]

[Form for PRC Citizens]

[适用于中国公民的模板]

Exhibit B

附录B

Standing Order1

委托书

[    ] I elect to pay the Company by cash or check up to $             in Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

我选择用现金或支票向公司支付高达            美金与限制性股票单位的每一个解禁日相关的预提税，余下部分的预提税（下称“剩余预提税”）将用通过在市场上出售依据载列如下的解禁日而发行的公司证券所得的款项支付。

or

或者

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

我选择用通过在市场上销售依据载列如下的解禁日而发行的公司证券所得的款项支付与限制性股票单位的每一个解禁日相关的预提税。

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

我承认，如果委托书（定义见下文）不足以支付预提税或剩余预提税，公司将能要求我以一些其他方式支付税款。

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Stock Units (or the later distribution of the shares to which they relate), I agree to the following:

为了根据上文所选择的方式支付在限制性股票单位解禁日（或其相关的股份之后的发行）到期的预提税或剩余预提税，我同意如下安排：

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such  shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

1IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

重要提示：如果接受者掌握了重大非公开信息，其可能无法签署委托书。如果接受者在他或她完成其协议时的确掌握了重大非公开信息，接受者须应等待至他或她没有重大非公开信息时再完成协议。

[Form for PRC Citizens]

[适用于中国公民的模板]

我签署此不可撤销的售股委托书（下称“委托书”），授权公司及摩根士丹利美邦（或公司指定的其他经纪人）（下称“券商”）采取本段所述的行动。我授权公司将股票转让至券商为我的利益而设的帐户（下称“经纪账户”），且我不可撤销地授权券商在该等股票的解禁日（或，如果全部或部分的出售因需求不足或市场扰乱而不能在该等日期完成，则在出售可以完成的下一个工作日）以市场价格出售一定数目的股票，使得到的款项足以支付公司向券商明示的预提税或剩余预提税。我了解并同意，券商出售的股份数目将根据公司对于需要支付预提税或剩余预提税的股份采用解禁日的前一交易日的普通股的收盘价作出的估计（或，如果其提供该等服务，经纪人的估计）。我同意签署和交付合理要求的与本委托书下作出的出售股票相关的文件、文书和证书。

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

我同意根据第1段做出的股票出售的所得将用于支付预提税或剩余预提税，因此，我在此授权券商为上述目的向公司支付该等所得。我理解，如果该等出售所得超过了需要支付的预提税或剩余预提税的金额，超过的部分将存入经纪账户中，同样，如果出现了缺口，券商可能需要出售额外的股票或公司可能向我要求现金支付扣缴。我进一步理解，任何剩余股份将被存入经纪账户。

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

我已经与我自己的税务顾问审查了本授予及本协议下的设想的行动在联邦、州、本地和海外的税务后果。我仅依靠该等顾问的意见，而不依赖于任何公司或其代理做出的任何声明或陈述。我理解我（而不是公司）将负责在本授予或本协议下的设想的行动可能产生的我自己的纳税义务。

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

我向公司承诺，截至本协议的日期，(i) 我不知晓与公司或普通股相关的任何重大非公开信息，(ii) 公司不处于禁售期（定义见公司的内幕交易政策），(iii) 公司不处于“养老金计划禁售期”（定义见BTR规定），且我不知晓“养老金计划禁售期”的实际的或近似的开始或结束的日期，(iv) 股票出售将不会在本委托书采用的30个日历天内开始，(v) 我没有受到任何法律、监管或合同的限制或承诺，妨碍我于本委托书下的股份出售，且 (vi) 我以真诚的目的签署本委托书，而不是作为逃避10b5-1规则的禁令的一个计划或方案的一部分。公司与我设计本协议用于符合根据10b5-1(c)(1)规则对1934年证券交易法（不时修订的）第10(b)条款下的责任的积极抗辩，本协议应也理解为用于符合该等要求。

[Form for PRC Citizens]

[适用于中国公民的模板]

IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

兹证明，双方在下文所示的最后日期下执行本委托书。

DEMANDWARE, INC. DEMANDWARE有限公司
Date:	By/签字:
日期		Name/姓名:
Title/职位:
Date:	By/签字:
日期	[name of Recipient] [接受者的姓名]

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

DEMANDWARE, INC.

DEMANDWARE有限公司

Restricted Stock Unit Agreement
Granted Under 2012 Stock Incentive Plan
to Employees in the People’s Republic of China

根据2012股权激励计划授予在中华人民共和国的雇员的

限制性股份单位协议

Name of Recipient: 接收者姓名：	______________________________
Number of Restricted Stock Units awarded: 奖励的限制性股份单位数目：	___________ shares of common stock 股普通股
Grant Date: 授予日：	___________
Vesting: 解禁：	___________________________ (each of the foregoing a “Vesting Date”) （前述每一项为“解禁日”）

Demandware, Inc. (the “Company”) has granted you restricted stock units, which are subject to the provisions of the Company’s 2012 Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and the terms and conditions contained in this Restricted Stock Unit Agreement (this “Agreement”).  Please confirm your acceptance of this award (the “Award”), that you have received and read the Plan, and that you understand and agree to the terms and conditions of this Agreement and the Plan by signing a copy of this Agreement where indicated below.

Demandware有限公司（下称“公司”）已授予您限制性股份单位，此股份单位受制于可不时修订的公司2012股权激励计划（下称“计划”）中的条款以及本限制性股份单位协议（下称“本协议”）的条款与条件。请通过在本协议下方所指之处签署的方式确认，您接受该等奖励（下称“奖励”），您已经收到并阅读计划，并理解及接受本协议和计划下的条款和条件。

Demandware, Inc. Demandware有限公司 By/签字:___________________________ Thomas Ebling, CEO and President Thomas Ebling, 首席执行官及主席

Accepted and Agreed:

接受及同意：

__________________________

NAME

姓名

1

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

IMPORTANT NOTICE FOR SELL TO COVER AND STANDING ORDER

有关出售股票以支付预提税及委托书的重要启事

While Demandware generally strives to structure its equity awards to vest in open trading windows under our Insider Trading Policy, if you are aware of “material nonpublic information” during an open trading window, the insider trading laws and our Insider Trading Policy prohibit you from selling Demandware stock (even sales to cover your withholding tax obligations) despite the fact that there is an open trading window. In addition, the Company may from time to time implement an additional blackout period in view of significant events or other developments involving the Company and such additional blackout period may inhibit your ability to freely sell shares upon vesting to cover your withholding tax obligations.

虽然Demandware一般努力根据我们的内幕交易政策构建股权奖励，使其在开放交易窗口时解禁，如果您在开放交易窗口时知晓任何“重大非公开信息”，尽管有该等开放交易窗口，内幕交易法律和我们的内幕交易政策将禁止你出售Demandware的股票（即使出售涉及您的预提税义务）。此外，公司可能会不时鉴于重要事件或涉及公司的其它发展落实额外的禁售期，该等额外的禁售期可能会抑制您在股票解禁后自由出售股票以履行您的预提税义务。

A person who trades while aware of material nonpublic information or during a blackout period should not be liable for insider trading if that person entered into a 10b5-1 Plan in accordance with the safe harbor rules. The Standing Order attached to your award agreement is structured to comply with the affirmative defenses and the safe harbor rules.

如果相关人士按照安全港规则订立了一份10b5-1计划，那么该人士即使知晓重大非公开信息或在禁售期交易，亦无须对内幕交易负责。附在您的奖励协议后的委托书就是为了符合积极抗辩和安全港规则而设计的。

If you wish to take advantage of the safe harbor and have the ability to sell shares during a closed trading window, you should accept and enter into the Standing Order.  As of the date that you accept and enter into the Standing Order, (i) you must not be aware of material nonpublic information, (ii) Demandware must not be in any blackout periods and (iii) you must be entering into the Standing Order in good faith.  If you choose to accept and enter into the Standing Order, your choice is irrevocable. Any sales under the Standing Order may not be commenced until 30 calendar days after the adoption of this Standing Order.

如果您想利用安全港的优势，并享有在封闭交易窗口期间出售股份的能力，您应该接受并签署委托书。在您接受及签署委托书之日，(i)您必须不知晓任何重大非公开信息，(ii)Demandware不得处于任何禁售期，且(iii)您必须以真诚的目的签署委托书。如果您选择接受并签署委托书，您的选择将不可撤销。委托书下的任何股票销售须在委托书采用的30个日历日之后方可开始。

2

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

DEMANDWARE, INC.

DEMANDWARE有限公司

Restricted Stock Unit Agreement

限制性股份单位协议

The terms and conditions of the award of restricted stock units (“RSUs”) with respect to shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) made to the Recipient as set forth on the cover page of this Agreement, are as follows:

如本协议封面页所载，公司授予的每股面值为0.01美元的普通股（下称“普通股”）股份（下称“股份”）的限制性股份单位（下称“限制性股票单位”）的条款与条件如下所示：

1.	Issuance of RSUs.

限制性股票单位的发行

The RSUs are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services to be rendered by the Recipient to the Company and to provide incentives with respect to the retention of the Recipient and service conditions set forth in this Agreement.  The award consists of RSUs that will vest solely based on continued employment.  Assuming the foregoing conditions are satisfied, the Company shall deliver a share of Common Stock for each RSU that becomes vested.

鉴于接受者将向公司提供雇佣服务,为提供关于保留接受者以及本协议下的服务条件的激励，公司将发行限制性股票单位予接受者，自授予日（如本协议封面页所述）起生效。奖励包括仅基于持续就业而解禁的限制性股份单位。假设上述条件满足时，公司应针对解禁的每一股限制性股票单位交付一股普通股。

2.	Vesting.

解禁

(a)Vesting Schedule; Delivery of Shares.  Unless otherwise provided in this Agreement or the Plan, the RSUs shall vest in accordance with the vesting schedule as set forth on the cover page of this Agreement, provided that the Recipient remains employed by the Company.  Any fractional number of RSUs resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of RSUs.  The Shares shall be delivered as soon as practicable in the 60 days following each Vesting Date, subject to the conditions below.

解禁计划；交付股票。  除本协议或计划另有规定外，限制性股票单位应按照本协议封面页所述的解禁计划解禁，但前提是接受者仍受雇于公司。由于百分比的计算而出现小数点的限制性股票数将去除尾数计至其最接近的整数。受限于以下条件，在每一个解禁日后的60天内，股票应尽快交付给接受者。

(b)Acceleration of Vesting.  Notwithstanding the foregoing vesting schedule, all unvested RSUs shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

加速解禁。  尽管有上述对解禁计划的规定，所有尚未被解禁的限制性股票单位应在如下事项发生之前立即解禁：(i) 涉及公司清算或解算的重组事件（请参见计划中的定义）或 (ii) 接受者死亡或丧失行为能力（请参见下文定义）。

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(c)Definition. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

定义。  就此协议：丧失行为能力指 (i) 若接受者与公司之间的雇佣受制于接受者和公司之间的雇佣协议中对丧失行为能力的定义，本协议中所指的丧失行为能力应在此雇佣协议有效期内与上述丧失行为能力有相同的意思；(ii) 当上述协议中缺失对此词的定义时，丧失行为能力则适用于公司对长期残疾计划（如有）中的相关定义；(iii) 如上述(i)和 (ii)都不适用，则为当损伤接受者身体或精神上的残疾持续180天且实质上影响到他或她履行职务的能力时。

3.	Forfeiture of Unvested RSUs.

没收未解禁的限制性股票单位

(a)If the Recipient ceases to be employed by the Company for any reason or no reason, with or without cause (except as provided above in Section 2), all of the RSUs that are unvested as of the time of such termination from the Company shall be forfeited immediately and automatically, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that, subject to any minimum vesting requirements in the Plan, the Compensation Committee or a subcommittee of the Compensation Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.  The Recipient shall have no further rights with respect to any RSUs that are so forfeited.  Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of RSUs.  No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

倘若接受者由于任何原因或没有原因不再受雇于公司（除上述第2条中另有约定外），自雇佣关系结束之时起，所有截至雇佣关系结束之时尚未解禁的限制性股票单位应立即自动被没收，且无需支付接受者任何对价。但是，受限于计划中的任何最低解禁要求，赔偿委员会或其下属委员会可在其绝对酌情权下，因任何原因或没有原因同意当雇佣关系解除或其他情况下加快奖励的解禁，但无义务这样做。接受者应不再就任何被没收的限制性股票单位享有进一步的权利。即使计划、奖励、本协议或其他任何协议（书面或口头）中有任何相反的条款，接受者无权（并且通过接受奖励，特此不可撤销地放弃任何该等权利）享受任何报酬或补偿接受者的其他利益，该等报酬或利益是用于补偿与雇佣关系结束或限制股权单位没收相关的奖励的终止或到期而对接受者造成的任何权利的损失。除相应的计划或适用法律另有规定之外，根据计划或任何奖励赚得的金额不应被视为与公司或其任何子公司相关的合资格赔偿。

(b)Status of Employment.  If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary (the “employer”).  If the Recipient is on military leave, sick leave, or other leave of absence approved by the Company or its subsidiary, his or her employment will be treated as continuing intact during the period of such leave, provided that he or she is expected to return to work at the conclusion of the leave or the leave is treated as employment for purposes of applicable law.  The Recipient’s employment will be deemed to have terminated on the first day after the expiration of such leave unless he or she has returned to work.

雇佣状态。 如果接受者受雇于公司的子公司，本协议中提及与公司的雇佣关系应视为与子公司的雇佣关系。如果接受者处于军事假期、病假或公司或其子公司批准的其他假期内，他或她的雇佣关系应被视为在该等假期内继续且完好的；前提是他或她有望于假期结束后返回工作岗位，或因适用法律的目的该等休假被视为雇佣。除非接受者已返回工作岗位，他或她的雇佣关系在该等休假到期后的第一天视为终止。

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4.	Restrictions on Transfer.

转让的限制

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs or Shares to which they relate, or any interest therein, until such RSUs have vested and the Shares have been distributed.

在限制性股票单位解禁且股票发行之前，接受者不得依法或以其它理由出售、分配、转让、质押、抵押或以其它方式处置（统称“转让”）任何其相关的或在其中享有任何利益的限制性股票单位或股票。

5.	Rights as a Shareholder.

作为股东的权利

The Recipient shall not have any right in, or with respect to, any of the Shares (including voting rights) issuable under the Award unless, until, and to the extent that the Award vests and is settled by issuance of the Shares to the Recipient.  The RSUs will not receive Dividend Equivalent Rights.

除非、直到且如果奖励解禁且通过发行股份给接受者结算，接受者不得享有在奖励下可发行的任何股份的或与股份有关的任何权利。限制性股票单位将不会收到股息同等权利。

6.	Provisions of the Plan.

计划条款

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement.  Capitalized terms not defined in this Award have the meanings set forth in the Plan.  As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the RSUs were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the RSUs under this Agreement.

本协议受制于计划中的条款，接受者将在被提供此协议的同时收到一份计划。本奖励中未定义的术语具有计划中所规定的含义。根据计划，如发生重组事件（参见计划中的定义），公司在本协议项下的权利应归属于公司的继任者。除非董事会另有规定，这将适用于根据重整事件以同样的方法由限制性股票单位转化或换取而来的现金、证券或其它财产，并且在同等范围内适用于本协议项下的限制性股票单位。

The Recipient understands that tax processes that are deemed necessary or advisable by the Company in order to comply with the requirements of the PRC laws are subject to change.  In addition, the Company reserves the right to impose other requirements on the Recipient’s participation in the Plan, on this Award and the Shares subject to this Award and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan.  The Recipient agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.  Furthermore, the Recipient acknowledges that the applicable laws of the country in which Recipient is residing or working at the time of grant, vesting of the RSUs or the sale of Shares underlying the RSUs (including any rules or regulations governing securities, tax, labor, or other matters) may subject the Recipient to additional procedural or regulatory requirements that the Recipient is and will be solely responsible for and must fulfill.

接受者理解，为遵守中华人民共和国法律的要求（受制于变动），公司认为税务处理是必须或可取的。另外，如公司认为为了遵守适用的法律或协助计划的管理是必要或可取的，公司保留对参与本计划的接受者、本奖励、受限于本奖励的股票和任何其它在本计划项下取得的奖励或股票强制施加其它要求的权利。若对前述事项是有必要的，接受者同意签署任何附加的协议或保证。此外，接受者确认其所居住或工作的国家所适用的法律可能在限制性股票单位的授予、解禁或出售以限制性股票单位为基础的股票之时对接受者有额外的程序上或管理上的要求（包括任何管理证券、税、劳动或其它事项的任何规则或规定），对此，接受者会且将会对此全权负责且必须履行。

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7.	Tax Matters.

税务事项

(a)Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the Award and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Award. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the RSUs.

确认。  接受者确认他或她对自己的税务顾问就奖励给予的意见负责，且接受者仅依赖上述顾问，而非任何公司或公司的代理就奖励发表的就税务影响的陈述或声明。接受者理解其（而非公司）应承担接受者因购买、解禁和/或处置限制性股票单位而产生的纳税义务。

(b)Withholding.  The Company’s obligation to distribute the Shares or sale proceeds underlying the RSUs on or after an applicable Vesting Date of such RSUs shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”).  The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the RSUs. On each date on which RSUs vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the RSUs that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) unless otherwise provided by the Board. At the discretion of the Company, the Recipient may also satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the RSUs, in the amount of the Company’s withholding obligation in connection with the vesting of such RSUs; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes.  If requested by the Company to effect any of the foregoing, the Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes, and Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

预提税。 公司在限制性股票单位适用的解禁日时或之后发行股票或以该等限制性股票单位为基础的销售所得的义务，须受限于他或她已经支付所有的所得税（包括联邦、州和当地的税金）、社会保险、工资税、预交费用或其它税收相关的代扣要求（下称“预提税”）。接受者确认且同意公司有权代扣代缴任何在其它情况下接受者由于解禁限制性股票单位而应缴纳的预提税。在每个限制性股票单位的解禁日，公司在解禁当天应向接受者交付书面通知，告知其就限制性股票的解禁而产生的预提税的金额。但是，前提是所有预提税的总金额不超过公司的最低法定扣缴税款义务（基于联邦和州税规定的最低法定扣缴税率，包括适用于补充应纳税所得的工资税），除非董事会另行规定。接受者应通过如下方式满足扣缴税款义务：(i) 在解禁日当天向公司支付现金，金额为就解禁限制性股票公司的扣缴税款金额；或者 (ii) 安排将在市场上销售足够的股份所得的收入交付用于支付预提税。如果被公司要求进行任何上述行动，接受者必须签署附录A并指定接受者支付预提税的方式，接受者也可选择签署附录B并提供符合1934年证券交易法（不时修订的）的第10b5-1 规则的方式支付预提税。如果接受者选择不签署附录B，公司可要求接受者签署其他文书确定收件人将如何支付预提税。

In particular, the employer in China has the obligation to withhold personal income tax (“PIT”).  The employer will submit a tax return and make a payment to the tax authorities on behalf of the Recipient.  By accepting this Award, the Recipient authorizes the employer to deduct PIT in relation to the RSUs from his monthly payroll.  The Recipient agrees to make immediate payment to the Company or the employer if the salary deduction is not sufficient for the required PIT withholding.  In addition, the Recipient authorizes the Company to withhold or sell a sufficient number of Shares to cover the taxes due or to take any other measures permitted under the Plan or this Agreement to cover the taxes due.   The Recipient acknowledges that the Company will not release any of stock sale proceeds to the Recipient until the payment of the full amount of the PIT is received by the Company or the employer (as evidenced by a tax payment slip).

尤其，在中国的雇员有义务缴纳个人所得税（下称“PIT”）。雇主将代表接受者向税务机构提交税务申报表并纳税。通过接受此奖励，接受者授权雇主从其每月薪资中扣除与此限制性股票单位相关的PIT。倘若薪资不足以支付要求的PIT预提税款，接受者同意立即支付公司或雇主。除此之外，接受者授权公司保留或出售足够的股票数，用于支付所发生的税金

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或采取本协议项下允许的任何其它措施，用于支付所发生的税金。接受者确认公司将在公司或雇主在收到全额PIT后(由纳税单做凭证)释放任何股票销售收益。

Because stock sale proceeds are processed in US dollars while the calculation and submission of PIT are required to be in Chinese yuan, the Recipient understands and agrees that the exchange rate applicable to the calculation of PIT is subject to fluctuation.  Neither the Company nor the employer is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or the employer in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Shares (or the calculation of PIT thereunder).  The Recipient also understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the exercise price.

因为股票销售收益是按美金结算，而计算和支付中国的PIT按照要求是应该以人民币结算的，接受者理解且同意适用于计算PIT的汇率是浮动的。如果由于任何本币与美金外汇浮动或由公司或雇主自行裁量后选择的外汇兑换率而影响到股票的价值（或PIT项下的计算），公司和雇主都不对此承担责任。接受者还理解和同意相关股票的未来价值是未知的并肯定不可被预测也可能会贬值，甚至低于行权价格。

8.	Miscellaneous.

其他

(a)Authority of Compensation Committee; Amendment.  In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan.  All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient. Subject to the restrictions in the Plan, the Compensation Committee may amend, modify, or terminate this Award, including substituting therefor another Award of the same or a different type, provided that the Recipient’s consent to such action shall be required unless (i) the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Recipient or (ii) the action is permitted by the terms of the Plan.

赔偿委员会授权；修订。  在做出任何有关本协议所涵盖事项的决定或行动时，赔偿委员会应已被完全授权且享有自行裁量权，并受到计划项下的所有保护。所有赔偿委员会就本协议做出的决定和采取的行动都应由其自行裁量并对接受者有约束力。受限于计划的限制，赔偿委员会可修订、修改或终止本奖励，包括用另一个同类型或不同类型的奖励取代本奖励，前提是必须取得接受者的同意，除非 (i) 赔偿委员会在考虑了任何相关的行动后认定该等行动不会对接受者造成重大的不利影响，或者 (ii) 该等行动在计划的条款下允许。

(b)Data Privacy and Electronic Delivery.  By executing this Agreement, the Recipient: (i) authorizes the Company, its affiliates, and any agent of the Company or its affiliates administering the Plan or providing Plan recordkeeping services thereto, to disclose to the Company, its affiliates or third-party service providers such information and data as may be deemed necessary or appropriate to facilitate the grant of Awards; (ii) waives any data privacy rights that the undersigned may have with respect to such information; and (iii) authorizes the Company, its affiliates, and third-party service providers to store and transmit such information in electronic form.  The undersigned agrees that the Company, its affiliates, and their agents may deliver electronically all documents relating to the Plan or this Award.

数据隐私及电子交付。 通过签署本协议，接受者：(i) 授权公司、其关联公司、管理计划或向其提供计划记录保存服务的公司的任何代理人或其关联公司向公司、其关联公司或第三方服务供应商提供可能被视为授予奖励必要的或适当的信息和数据；(ii) 放弃签署人与该等信息相关的可能享有的任何数据隐私权；及 (iii) 授权公司、其关联公司和第三方服务供应商存储和传输电子形式的此类信息。签署人同意公司、其关联公司及其代理人可以电子形式交付有关计划或本奖励的所有文件。

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(c)No Right to Continued Employment or Grant.  The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the RSUs is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.  No person shall have any claim or right to be granted an Award.

无权继续雇佣或授予。  接受者确认并同意，尽管受限制性股票单位的解禁取决于其继续受雇于公司，本协议不构成任何由公司做出的任何如下要约，即明示或暗示继续雇佣或授予接受者任何有关继续雇佣的权利。任何人不得有任何要求授予奖励的索赔或权利。

(d)Cancellation and Rescission of Award.  In consideration of this Award the Recipient agrees that if he or she breaches his or her obligations under the terms of the Company’s Nondisclosure, Developments and NonSolicitation Agreement and Employee Non-Competition Agreement, then the Company may cancel, suspend, withhold, or otherwise limit or restrict (in whole or in part) the vesting of this Award.  If this Award vests prior to the occurrence or discovery by the Company of any such breach, then the Compensation Committee may rescind the vesting of this Award at any time within the one year period after such vesting.  If the Award is rescinded, the Recipient must pay to the Company the amount of income recognized upon distribution of any Shares in satisfaction of the Award and any further income or gain upon sale of such Shares, in such manner and on such terms and conditions as may be required by the Compensation Committee, and the Company shall be entitled to set off the amount of any such income against any amount that it may owe to the Recipient, except as Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or other applicable law may prohibit such offset.

奖励的取消及撤销。 鉴于本奖励，接受者同意如果他或她违反了其在公司的不披露、发展及不招揽协议及员工竞业禁止协议的条款下的义务，则公司可以取消、暂停、截留或以其它方式限制或约束（全部或部分）奖励的解禁。如果本奖励在任何该等违约的发生或者被公司发现之前已经解禁，则赔偿委员会可以在该等解禁后的一年内的任何时间撤销奖励。如果奖励被撤销，接受者必须按照赔偿委员会可能要求的方式、条款和条件向公司支付在任何股票发行后实现的收入等值的金额，用于支付奖励和相关股票销售后取得的任何进一步收入或获益，且公司将有权用任何其可能欠接受者的金额抵销任何该等收入，除非1986年国内税收法典（不时修订的）第409A条（下称“第409A条”）或其它适用法律禁止该等抵销。

(e)Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

管辖法律。  本协议应在不考虑任何适用的冲突法律条款的情况下，根据特拉华州本地法律解释、解读和执行。

(f)Unfunded Rights.  The right of the Recipient to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company.  The Recipient shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

无资金准备的权利。 接受者依照本协议接收普通股的权利是公司的一项无资金准备的、无担保的义务。接受者除了享有作为一个无担保的普通债权人的权利之外，在本协议下不享有其它权利。

(g)Compliance with Section 409A.  This Agreement is intended to provide for compensation that is exempt from or compliant with Section 409A and shall be interpreted consistently with such intent.  Accordingly, a Recipient shall have no right to designate the taxable year of payment.  For purposes of the Award, ceasing to be employed shall be determined based on the standards for “separation from service” under Section 409A.  The Company makes no representations or warranty and shall have no liability to the Recipient or any other person if any provisions of or payments, compensation or other benefits under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but do not satisfy the conditions of that section.

遵守第409A条。 本协议的目的是提供免除于或遵守第409A条的赔偿，并应根据该等意图一致地解释。接受者相应地无权指定支付纳税年度。为了奖励的目的，停止被雇佣必须根据第409A条下的“离职”的标准决定。公司不作任何陈述或保证，且如果本协议的任何条款、其下的付款、补偿或其它利益被认定构成了须受限于第409A条但不满足该条款的非限定递延补偿，公司对接受者或其它人士也不承担任何责任。

(h)Languages.  This Agreement is written in both English and Chinese.  In case there is any inconsistency between two language versions, the English version shall prevail.

语言。  本协议以中、英文签署。如果两个语言版本有任何不一致之处，以英文版为准。

8

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

Exhibit A

附录A

Election

选择

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

我选择以现金或支票向公司支付预提税（以及本人确认，公司也可从应付予我的现金中扣留部分或全部的与薪金或工资相关的预提税）。

[    ] I elect to use the Standing Order set forth on Exhibit B.

我选择使用附录B中所载的委托书。

Date:	By/签字:
日期：		[insert name of Recipient] [填入接受者的姓名]

9

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

Exhibit B

附录B

Standing Order1

委托书

[    ] I elect to pay the Company by cash or check up to $             in Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

我选择用现金或支票向公司支付高达            美金与限制性股票单位的每一个解禁日相关的预提税，余下部分的预提税（下称“剩余预提税”）将用通过在市场上出售依据载列如下的解禁日而发行的公司证券所得的款项支付。

or

或者

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

我选择用通过在市场上销售依据载列如下的解禁日而发行的公司证券所得的款项支付与限制性股票单位的每一个解禁日相关的预提税。

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

我承认，如果委托书（定义见下文）不足以支付预提税或剩余预提税，公司将能要求我以一些其他方式支付税款。

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Stock Units (or the later distribution of the shares to which they relate), I agree to the following:

为了根据上文所选择的方式支付在限制性股票单位解禁日（或其相关的股份之后的发行）到期的预提税或剩余预提税，我同意如下安排：

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such  shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

1IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

重要提示：如果接受者掌握了重大非公开信息，其可能无法签署委托书。如果接受者在他或她完成其协议时的确掌握了重大非公开信息，接受者须应等待至他或她没有重大非公开信息时再完成协议。

10

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

我签署此不可撤销的售股委托书（下称“委托书”），授权公司及摩根士丹利美邦（或公司指定的其他经纪人）（下称“券商”）采取本段所述的行动。我授权公司将股票转让至券商为我的利益而设的帐户（下称“经纪账户”），且我不可撤销地授权券商在该等股票的解禁日（或，如果全部或部分的出售因需求不足或市场扰乱而不能在该等日期完成，则在出售可以完成的下一个工作日）以市场价格出售一定数目的股票，使得到的款项足以支付公司向券商明示的预提税或剩余预提税。我了解并同意，券商出售的股份数目将根据公司对于需要支付预提税或剩余预提税的股份采用解禁日的前一交易日的普通股的收盘价作出的估计（或，如果其提供该等服务，经纪人的估计）。我同意签署和交付合理要求的与本委托书下作出的出售股票相关的文件、文书和证书。

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

我同意根据第1段做出的股票出售的所得将用于支付预提税或剩余预提税，因此，我在此授权券商为上述目的向公司支付该等所得。我理解，如果该等出售所得超过了需要支付的预提税或剩余预提税的金额，超过的部分将存入经纪账户中，同样，如果出现了缺口，券商可能需要出售额外的股票或公司可能向我要求现金支付扣缴。我进一步理解，任何剩余股份将被存入经纪账户。

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

我已经与我自己的税务顾问审查了本授予及本协议下的设想的行动在联邦、州、本地和海外的税务后果。我仅依靠该等顾问的意见，而不依赖于任何公司或其代理做出的任何声明或陈述。我理解我（而不是公司）将负责在本授予或本协议下的设想的行动可能产生的我自己的纳税义务。

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

我向公司承诺，截至本协议的日期，(i) 我不知晓与公司或普通股相关的任何重大非公开信息，(ii) 公司不处于禁售期（定义见公司的内幕交易政策），(iii) 公司不处于“养老金计划禁售期”（定义见BTR规定），且我不知晓“养老金计划禁售期”的实际的或近似的开始或结束的日期，(iv) 股票出售将不会在本委托书采用的30个日历天内开始，(v) 我没有受到任何法律、监管或合同的限制或承诺，妨碍我于本委托书下的股份出售，且 (vi) 我以真诚的目的签署本委托书，而不是作为逃避10b5-1规则的禁令的一个计划或方案的一部分。公司与我设计本协议用于符合根据10b5-1(c)(1)规则对1934年证券交易法（不时修订的）第10(b)条款下的责任的积极抗辩，本协议应也理解为用于符合该等要求。

IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

兹证明，双方在下文所示的最后日期下执行本委托书。

DEMANDWARE, INC. DEMANDWARE有限公司
Date:	By/签字:
日期		Name/姓名:

11

[Form for non-PRC Citizens]

[适用于非中国公民的模板]

Title/职位:
Date:	By/签字:
日期	[name of Recipient] [接受者的姓名]

12

DEMANDWARE, INC.

Restricted Stock Unit Agreement for Australian Participants

Granted Under 2012 Stock Incentive Plan

Name of Recipient:	______________________________
Number of Restricted Stock Units awarded:	___________ shares of common stock
Grant Date:	___________
Vesting:	___________________________ (each of the foregoing a “Vesting Date”)

Demandware, Inc. (the “Company”) has granted you restricted stock units, which are subject to the provisions of the Company’s 2012 Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and the terms and conditions contained in this Restricted Stock Unit Agreement (this “Agreement”) and in the case of Australian participants, is also subject to the provisions of the or “Offer Document” which is set out as Exhibit C to the Agreement.  Please confirm your acceptance of this award (the “Award”), that you have received and read the Plan, and that you understand and agree to the terms and conditions of this Agreement and the Plan by signing a copy of this Agreement where indicated below.

Demandware, Inc. By:___________________________ Thomas Ebling, CEO and President

Accepted and Agreed:

__________________________

NAME

1

IMPORTANT NOTICE FOR SELL TO COVER AND STANDING ORDER

While Demandware generally strives to structure its equity awards to vest in open trading windows under our Insider Trading Policy, if you are aware of “material nonpublic information” during an open trading window, the insider trading laws and our Insider Trading Policy prohibit you from selling Demandware stock (even sales to cover your withholding tax obligations) despite the fact that there is an open trading window. In addition, the Company may from time to time implement an additional blackout period in view of significant events or other developments involving the Company and such additional blackout period may inhibit your ability to freely sell shares upon vesting to cover your withholding tax obligations.

A person who trades while aware of material nonpublic information or during a blackout period should not be liable for insider trading if that person entered into a 10b5-1 Plan in accordance with the safe harbor rules. The Standing Order attached to your award agreement is structured to comply with the affirmative defenses and the safe harbor rules.

If you wish to take advantage of the safe harbor and have the ability to sell shares during a closed trading window, you should accept and enter into the Standing Order.  As of the date that you accept and enter into the Standing Order, (i) you must not be aware of material nonpublic information, (ii) Demandware must not be in any blackout periods and (iii) you must be entering into the Standing Order in good faith.  If you choose to accept and enter into the Standing Order, your choice is irrevocable. Any sales under the Standing Order may not be commenced until 30 calendar days after the adoption of this Standing Order.

2

DEMANDWARE, INC.

Restricted Stock Unit Agreement

The terms and conditions of the award of restricted stock units (“RSUs”) with respect to shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) made to the Recipient as set forth on the cover page of this Agreement, are as follows:

1.	Issuance of RSUs.

The RSUs are issued to the Recipient, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment services to be rendered by the Recipient to the Company and to provide incentives with respect to the retention of the Recipient and service conditions set forth in this Agreement.  The award consists of RSUs that will vest solely based on continued employment.  Assuming the foregoing conditions are satisfied, the Company shall deliver a share of Common Stock for each RSU that becomes vested.

2.	Vesting.

(a)Vesting Schedule; Delivery of Shares.  Unless otherwise provided in this Agreement or the Plan, the RSUs shall vest in accordance with the vesting schedule as set forth on the cover page of this Agreement, provided that the Recipient remains employed by the Company.  Any fractional number of RSUs resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of RSUs.  The Shares shall be delivered as soon as practicable in the 60 days following each Vesting Date, subject to the conditions below.

(b)Acceleration of Vesting.  Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective immediately prior to (i) a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan) or (ii) the death or Disability (as defined below) of the Recipient.

(c)Definition. For purposes of this Agreement: “Disability” means: (i) if the Recipient’s employment with the Company is subject to the terms of an employment agreement between the Recipient and the Company, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; (ii) in the absence of such an agreement, the term “Disability” as used in the Company’s long-term disability plan, if any; or (iii) if neither clause (i) nor clause (ii) is applicable, a physical or mental infirmity which impairs the Recipient’s ability to substantially perform his or her duties for a period of 180 consecutive days.

3.	Forfeiture of Unvested RSUs.

(a)If the Recipient ceases to be employed by, a director of, or a consultant or advisor to, the Company for any reason or no reason, with or without cause (except as provided above in Section 2), all of the RSUs that are unvested as of the time of such termination from the Company shall be forfeited immediately and automatically, without the payment of any consideration to the Recipient, effective as of such termination of employment; provided, however, that, subject to any minimum vesting requirements in the Plan, the Compensation Committee or a subcommittee of the Compensation Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.  The Recipient shall have no further rights with respect to any RSUs that are so forfeited.  Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Recipient shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Recipient for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment or forfeiture of RSUs.  No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries, except to the extent those plans or applicable law provide otherwise.

(b)Status of Employment.  If the Recipient is employed by a subsidiary of the Company, any references in this Agreement to employment with the Company shall instead be deemed to refer to employment with such subsidiary.  If the Recipient is on military leave, sick leave, or other leave of absence approved by the Company or its subsidiary, his or her employment will be treated as continuing intact during the period of such leave, provided that he or she is expected to return to work at the conclusion of the leave or the leave is treated as employment for purposes of applicable law.  The Recipient’s employment will be deemed to have terminated on the first day after the expiration of such leave unless he or she has returned to work.

3

4.	Restrictions on Transfer.

The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs or Shares to which they relate, or any interest therein, until such RSUs have vested and the Shares have been distributed.

5.	Rights as a Shareholder.

The Recipient shall not have any right in, or with respect to, any of the Shares (including voting rights) issuable under the Award unless, until, and to the extent that the Award vests and is settled by issuance of the Shares to the Recipient.  The RSUs will not receive Dividend Equivalent Rights.

6.	Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement.  Capitalized terms not defined in this Award have the meanings set forth in the Plan.  As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the rights of the Company hereunder shall inure to the benefit of the Company’s successor and, unless the Board determines otherwise, shall apply to the cash, securities or other property that the RSUs were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the RSUs under this Agreement.

7.	Tax Matters.

(a)Acknowledgments. The Recipient acknowledges that he or she is responsible for obtaining the advice of the Recipient’s own tax advisors with respect to the Award and the Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Award. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the RSUs.

(b)Withholding. The Company’s obligation to distribute the Shares underlying the RSUs on or after an applicable Vesting Date of such RSUs shall be subject to his or her satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax related withholding requirements (“Withholding Taxes”).  The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any Withholding Taxes with respect to the vesting of the RSUs. On each date on which RSUs vest, the Company shall deliver written notice to the Recipient of the amount of Withholding Taxes due with respect to the vesting of the RSUs that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) unless otherwise provided by the Board. The Recipient shall satisfy such tax withholding obligations by (i) making a cash payment to the Company on the date of vesting of the RSUs, in the amount of the Company’s withholding obligation in connection with the vesting of such RSUs; or (ii) arranging for the delivery of proceeds from the sale on the market of enough shares to satisfy the Withholding Taxes.  The Recipient must execute Exhibit A to designate the manner in which Recipient will satisfy the Withholding Taxes.  Recipient may choose to execute Exhibit B to provide a method for satisfying the Withholding Taxes that is compliant with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  If Recipient elects not to execute Exhibit B, the Company may require Recipient to execute other instruments establishing how Recipient will satisfy the Withholding Taxes.

(c)Tax Deferral. This scheme is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 applies (subject to the conditions in that Act).

8.	Miscellaneous.

(a)Authority of Compensation Committee; Amendment.  In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan.  All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Recipient. Subject to the restrictions in the Plan, the Compensation Committee may amend, modify, or terminate this Award, including substituting therefor another Award of the same or a different type, provided that the Participant’s consent to such action shall be required unless (i) the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) the action is permitted by the terms of the Plan.

4

(b)Data Privacy and Electronic Delivery.  By executing this Agreement, the Recipient: (i) authorizes the Company, its affiliates, and any agent of the Company or its affiliates administering the Plan or providing Plan recordkeeping services thereto, to disclose to the Company, its affiliates or third-party service providers such information and data as may be deemed necessary or appropriate to facilitate the grant of Awards; (ii) waives any data privacy rights that the undersigned may have with respect to such information; and (iii) authorizes the Company, its affiliates, and third-party service providers to store and transmit such information in electronic form.  The undersigned agrees that the Company, its affiliates, and their agents may deliver electronically all documents relating to the Plan or this Award.

(c)No Right to Continued Employment or Grant.  The Recipient acknowledges and agrees that, notwithstanding the fact that the vesting of the RSUs is contingent upon his or her continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Recipient any rights with respect to continued employment by the Company.  No person shall have any claim or right to be granted an Award.

(d)Cancellation and Rescission of Award.  In consideration of this Award the Recipient agrees that if he or she breaches his or her obligations under the terms of the Company’s Nondisclosure, Developments and NonSolicitation Agreement and Employee Non-Competition Agreement, then the Company may cancel, suspend, withhold, or otherwise limit or restrict (in whole or in part) the vesting of this Award.  If this Award vests prior to the occurrence or discovery by the Company of any such breach, then the Compensation Committee may rescind the vesting of this Award at any time within the one year period after such vesting.  If the Award is rescinded, the Recipient must pay to the Company the amount of income recognized upon distribution of any Shares in satisfaction of the Award and any further income or gain upon sale of such Shares, in such manner and on such terms and conditions as may be required by the Compensation Committee, and the Company shall be entitled to set off the amount of any such income against any amount that it may owe to the Recipient, except as Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or other applicable law may prohibit such offset.

(e)Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(f)Unfunded Rights.  The right of the Recipient to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company.  The Recipient shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

(g)Compliance with Section 409A.  This Agreement is intended to provide for compensation that is exempt from or compliant with Section 409A and shall be interpreted consistently with such intent.  Accordingly, a Recipient shall have no right to designate the taxable year of payment.  For purposes of the Award, ceasing to be employed shall be determined based on the standards for “separation from service” under Section 409A.  The Company makes no representations or warranty and shall have no liability to the Recipient or any other person if any provisions of or payments, compensation or other benefits under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but do not satisfy the conditions of that section.

(h)Disclosure compliance with ASIC Class Order 14/1000 for Australian Recipients. All Australian Recipients are directed to the terms of the Offer Document which is set out as Exhibit C to this Agreement and hereby acknowledge that they have been provided with a copy of, and accept the terms of, the Offer Document which is set out as Exhibit C either at, or prior to, the time that the offer was made to the Recipient to enter into this Agreement.

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Exhibit A

Election

[    ] I elect to pay the Company any Withholding Taxes by cash or check (and I acknowledge that the Company may also need to withhold some or all of the Withholding Taxes from cash due to me with respect to salary or wages).

[    ] I elect to use the Standing Order set forth on Exhibit B.

Date:	By:
[insert name of Recipient]

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Exhibit B

Standing Order1

[    ] I elect to pay the Company by cash or check up to $             in Withholding Taxes in connection with each and every vesting date  for the Restricted Stock Units and to have the remainder, if any, of the Withholding Taxes (the “Remaining Withholding”) satisfied by applying proceeds from a market sale of Company securities issuable as a result of such vesting date as set forth below.

or

[    ] I elect to satisfy any Withholding Taxes in connection with each and every vesting date for the Restricted Stock Units satisfied by applying proceeds from a market sale of Company securities issuable as a result of such Vesting Date as set forth below.

I acknowledge that if the Standing Order (as defined below) cannot satisfy the Withholding Taxes or the Remaining Withholding, the Company will be able to require me to satisfy the taxes in some other manner.

To satisfy the Withholding Taxes or the Remaining Withholding, as elected above, due at the vesting date of the Restricted Stock Units (or the later distribution of the shares to which they relate), I agree to the following:

1. I am executing this Irrevocable Standing Order to Sell Shares (the “Standing Order”), to authorize the Company and Morgan Stanley Smith Barney (or such other broker the Company designates) (the “Broker”) to take the actions described in this Paragraph 1. I authorize the Company to transfer the shares to the Broker to an account for my benefit (the “Brokerage Account”), and I irrevocably authorize the Broker to sell, at the market price and on the vesting date for such  shares (or, if all or a portion of the sale cannot be completed on such date because of insufficient demand or a market disruption, then on the next following business day on which the sale can be made) the number of shares necessary to obtain proceeds sufficient to satisfy the amount of the Withholding Taxes or the Remaining Withholding indicated by the Company to the Broker. I understand and agree that the number of shares that the Broker will sell will be based on the Company’s estimate (or Broker’s estimate if it provides such service) of the shares required to satisfy the Withholding Taxes or the Remaining Withholding, using the closing price of the Common Stock on the trading day immediately prior to vesting date. I agree to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares pursuant to this Standing Order.

2. I agree that the proceeds received from the sale of shares pursuant to Paragraph 1 will be used to satisfy the Withholding Taxes or Remaining Withholding and, accordingly, I hereby authorize the Broker to pay such proceeds to the Company for such purpose. I understand that, to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Withholding Taxes or Remaining Withholding, such excess proceeds shall be deposited into the Brokerage Account and, if a shortfall occurs, the Broker may sell additional shares or the Company may require cash from me for withholdings. I further understand that any remaining shares will be deposited into the Brokerage Account.

3. I have reviewed with my own tax advisors the federal, state, local and foreign tax consequences of this grant and the actions contemplated by the Agreement and this Standing Order. I am relying solely on such advisors and not on any statements or representations of the Company or any of its agents. I understand that I (and not the Company) will be responsible for my own tax liability that may arise as a result of this grant or the actions contemplated by this Agreement.

4. I represent to the Company that, as of the date hereof, (i) I am not aware of any material nonpublic information about the Company or the Common Stock, (ii) the Company is not in a black out period (as defined in the Company’s Insider Trading Policy), (iii) the Company is not in a “pension plan blackout period” (as defined in Regulation BTR) and I am not aware of the actual or approximate beginning or ending dates of a “pension plan blackout period,” (iv) sales will not be commenced within 30 calendar days of adoption of this Standing Order, (v) I am not subject to any legal, regulatory or contractual restriction or undertaking that would prevent the sales of shares contemplated by this Standing Order, and (vi) I am entering into this Standing Order in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Company and I have structured this Agreement to comply with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934, as amended, under Rule 10b5-1(c)(1) issued under such Act, and this Agreement shall be interpreted to comply with such requirements.

1.IMPORTANT NOTE: Recipients may not enter into the Standing Order if the Recipient has material non-public information. If a Recipient does have material non-public information at the time that he or she is completing his or her Agreement, the Recipient should wait to complete the Agreement until such time that he or she does not have material non-public information.

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IN WITNESS WHEREOF, the parties hereto have executed this Standing Order as of the last date indicated below.

DEMANDWARE, INC.

Date:	By:
Name:
Title:

Date:	By:
[name of Recipient]

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Exhibit C

Offer Document for Australian Recipients

1.Any advice given by the Company or Demandware Australia Pty Ltd in relation to the RSUs and/or the Shares or the Agreement is general in nature and does not take into account the Australian Recipient’s objectives, financial situation and needs.

2.Each Australian Recipient should consider obtaining their own financial product advice from a person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give such advice.

3.There are both general and specific risks associated with acquiring and holding the RSUs and/or the Shares.  In certain circumstances acquiring and holding the RSUs and/or the Shares will trigger tax consequences for Australian Recipients.  Further, there is no guarantee given as to the value of the RSUs and/or the Shares at any time – past performance is not a reliable indicator of future performance.  Each Australian Recipient should obtain their own tailored advice in relation to general and specific risks associated with acquiring and holding the RSUs and/or the Shares.

4.It is not intended that a trustee nominated by or on behalf of the Company hold the RSUs and/or the Shares on behalf of Australian Recipients.  The Company will inform Australian Recipients if this changes in the future.

5.It is not intended that the RSUs and/or the Shares be acquired by any Australian Recipients in connection with any contribution plan.  The Company will inform Australian Recipients if this changes in the future.

6.It is not intended that the RSUs and/or the Shares be acquired by any Australian Recipients in connection with any loan from the Company or any of its associated bodies corporate.  The Company will inform Australian Recipients if this changes in the future.

7.Other than the consideration provided by an Australian Recipient in the form of employment services to be rendered by the Australian Recipient to the Company (or its associated bodies corporate) there is no acquisition price payable by the Australian Recipient to acquire the RSUs and/or the Shares.

8.The trading price of Shares of Common Stock is available at any time at the website https://www.nyse.com/quote/XNYS:DWRE (or such replacement website made available by the New York Stock Exchange from time to time).  The amounts quoted by the New York Stock Exchange are in US dollars, and can be converted in to Australian dollars at any time using the currency conversion tool available at http://www.bloomberg.com/markets/currencies/cross-rates (or such replacement website made available by Bloomberg from time to time)

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